Exhibit 10.183

                                                                  EXECUTION COPY

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                          SALE AND SERVICING AGREEMENT

                                      among

                       BXG RECEIVABLES OWNER TRUST 2006-A,
                                   as Issuer,

                  BLUEGREEN RECEIVABLES FINANCE CORPORATION XI,
                               as Trust Depositor,

                             BLUEGREEN CORPORATION,
                          individually and as Servicer,

                         CONCORD SERVICING CORPORATION,
                              as Back-Up Servicer,

                              VACATION TRUST, INC.,
                                as Club Trustee,

                         U.S. BANK NATIONAL ASSOCIATION,
                       as Indenture Trustee and Custodian,

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                           as Facility Administrator,

                                       and

                   AND THE PERSONS FROM TIME TO TIME SIGNATORY
                              HERETO AS NOTEHOLDERS

                           Dated as of March 13, 2006

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

                                                                                                Page
                                                                                                ----
                                        Table of Contents
 ARTICLE I   DEFINITIONS...........................................................................2
       Section 1.1.  Definitions...................................................................2
       Section 1.2.  Usage of Terms................................................................2
       Section 1.3.  Section References............................................................2
       Section 1.4.  Other Interpretive Provisions.................................................2
       Section 1.5.  Accounting Terms..............................................................2
 ARTICLE II  TRANSFER OF RECEIVABLES...............................................................2
       Section 2.1.  Sales.........................................................................2
       Section 2.2.  Procedures for Purchases......................................................4
       Section 2.3.  Establishment of Accounts; Reserve Account....................................5
       Section 2.4.  Deposits to Accounts..........................................................6
       Section 2.5.  Investment of Accounts........................................................6
       Section 2.6.  Payments and Computations; Funding Indemnity for Failed Purchase..............6
       Section 2.7.  Addition/Substitution of Receivables..........................................7
       Section 2.8.  [Reserved]...................................................................10
       Section 2.9.  Acceptance by Trust..........................................................10
       Section 2.10. Monthly Distributions........................................................10
       Section 2.11. Distributions................................................................11
       Section 2.12. Servicer Purchase Option.....................................................13
       Section 2.13. Upgrades.....................................................................14
       Section 2.14. Release of Interest..........................................................14
 ARTICLE III SERVICING OF RECEIVABLES.............................................................15
       Section 3.1.  Responsibility for Receivable Administration.................................15
       Section 3.2.  Standard of Care.............................................................15
       Section 3.3.  Filing.......................................................................15
       Section 3.4.  Records......................................................................16
       Section 3.5.  Inspection...................................................................16
       Section 3.6.  Duties and Responsibilities of Servicer......................................16
       Section 3.7.  Consideration................................................................17
 ARTICLE IV  CONDITIONS OF PURCHASES AND TRANSFERS................................................18
       Section 4.1.  Conditions Precedent to Initial Purchase.....................................18
       Section 4.2.  Conditions Precedent to All Transfers........................................18
 ARTICLE V   REPRESENTATIONS AND WARRANTIES.......................................................19
       Section 5.1.  Representations and Warranties of the Trust Depositor........................19
       Section 5.2.  Representations and Warranties of Trust Depositor Relating to the
                     Receivables..................................................................23
       Section 5.3.  Survival; Knowledge; Notice of Breach........................................25
       Section 5.4.  Representations and Warranties of the Club and the Club Trustee..............25
       Section 5.5.  Representations and Warranties of the Servicer...............................27

 ARTICLE VI  COVENANTS............................................................................29
       Section 6.1.    Covenants of the Trust Depositor...........................................29
       Section 6.2.    General Covenants of the Club Trustee......................................33
       Section 6.3.    General Covenants of the Servicer and Bluegreen............................35
 ARTICLE VII  SUBJECT TO CLUB TRUST AGREEMENT.....................................................42
       Section 7.1.          Rights Subject to Club Trust Agreement...............................42
 ARTICLE VIII SERVICER TERMINATION EVENTS.........................................................42
       Section 8.1.   Servicer Termination Events.................................................42
       Section 8.2.   Service Transfer............................................................44
       Section 8.3.   Successor Servicer to Act; Appointment of Successor Servicer................45
       Section 8.4.   Effect of Transfer..........................................................45
       Section 8.5.   Successor Servicer Indemnification..........................................46
       Section 8.6.   Responsibilities of the Successor Servicer..................................46
       Section 8.7.   Waiver of Servicer Termination Event........................................46
 ARTICLE IX    PERFORMANCE AND DUTIES OF SERVICER.................................................47
       Section 9.1.    General Requirements of Servicer...........................................47
       Section 9.2.    Servicer as Independent Contractor.........................................47
       Section 9.3.    [Omitted]..................................................................47
       Section 9.4.    Description of Reports.....................................................47
       Section 9.5.    Officer's Certificate......................................................49
       Section 9.6.    Annual Report of Accountants...............................................49
       Section 9.7.    Annual Statement of Compliance from Servicer...............................49
       Section 9.8.    Sales and Inventory Reports................................................50
       Section 9.9.    Financial Reports..........................................................50
       Section 9.10.   Time Share Association Reports; Club Reports...............................50
       Section 9.11.   Audit Reports..............................................................51
       Section 9.12.   Other Reports..............................................................51
       Section 9.13.   SEC Reports................................................................51
 ARTICLE X     FACILITY ADMINISTRATOR.............................................................51
       Section 10.1.   Appointment; Nature of Relationship........................................51
       Section 10.2.   Powers.....................................................................51
       Section 10.3.   General Immunity...........................................................52
       Section 10.4.   No Responsibility for Advances, Recitals, etc..............................52
       Section 10.5.   Action on Instructions of Noteholders......................................52
       Section 10.6.   Employment of Agents and Counsel...........................................52
       Section 10.7.   Reliance on Documents; Counsel.............................................52
       Section 10.8.   Facility Administrator's Reimbursement and Indemnification.................53
       Section 10.9.   Notice of Default..........................................................53
       Section 10.10.  Rights as a Noteholder.....................................................53
       Section 10.11.  Noteholder Credit Decision.................................................53
       Section 10.12.  Successor Facility Administrator...........................................54
 ARTICLE XI    ASSIGNMENTS; REPURCHASE OPTION.....................................................55
       Section 11.1.   Assignments; Participations................................................55
       Section 11.2.   Trust Depositor's Repurchase Option........................................55

 ARTICLE XII   TERMINATION........................................................................55
       Section 12.1.   Sale of Trust Assets.......................................................55
 ARTICLE XIII  MISCELLANEOUS......................................................................56
       Section 13.1.   Amendments and Waivers.....................................................56
       Section 13.2.   Protection of Title to Trust...............................................57
       Section 13.3.   Notices, Etc...............................................................58
       Section 13.4.   No Waiver; Remedies........................................................60
       Section 13.5.   Binding Effect.............................................................60
       Section 13.6.   Term of this Agreement.....................................................60
       Section 13.7.   GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.......60
       Section 13.8.   WAIVER OF JURY TRIAL.......................................................61
       Section 13.9.   Costs, Expenses and Taxes..................................................61
       Section 13.10.  No Bankruptcy Covenant.....................................................62
       Section 13.11.  Protection of Ownership Interests of the Trust; Intent of Parties;
                       Back-up Security Interest..................................................62
       Section 13.12.  Back-up Security Interest..................................................63
       Section 13.13.  Execution in Counterparts; Severability; Integration.......................63
       Section 13.14.  Further Assurances.........................................................64
       Section 13.15.  Savings Clause.............................................................64
       Section 13.16.  Limitation of Liability of Owner Trustee and Indenture Trustee.............64

                                    SCHEDULES

 SCHEDULE IA/IB Condition Precedent Documents/List of Deliveries
 SCHEDULE II    Servicer Reports
 SCHEDULE III   Locations and State of Organization
 SCHEDULE IV    Location of Receivables Files

                                    EXHIBITS

 EXHIBIT A      Form of Request Notice For Initial and Incremental Purchases
 EXHIBIT B      Form of Substitution Notice
 EXHIBIT C      List of Eligible Resorts
 EXHIBIT D      Form of Notice of Waiver
 EXHIBIT E      Club Trust Agreement
 EXHIBIT F      Provisions of the Trust Depositor's Certificate of Incorporation
 EXHIBIT G      Form of Servicing Officer's Certificate
 EXHIBIT H      Form of Assignment
 EXHIBIT I      Form of Mortgage Assignment
 EXHIBIT J      Collection Policies
 EXHIBIT K      Reserved
 EXHIBIT L-1    Forms of Contracts
 EXHIBIT L-2    Forms of Mortgages
 EXHIBIT M      Form of Allonge
 EXHIBIT N      Form of Notice (Aruba Receivables)

                                     ANNEXES

 Definitions Annex

                          SALE AND SERVICING AGREEMENT

      SALE AND SERVICING AGREEMENT, dated as of March 13, 2006, among BXG Receivables Owner Trust 2006-A (together with its successors and assigns, the "Issuer" or the "Trust"), Bluegreen Receivables Finance Corporation XI (together with its successor and assigns, the "Trust Depositor"), U.S. Bank National Association (in its capacity as Indenture Trustee, together with its successors and assigns, the "Indenture Trustee" and in its capacity as Custodian, together with its successors and assigns, the "Custodian"), Vacation Trust, Inc., as club trustee under the Club Trust Agreement (in such capacity, the "Club Trustee"); Concord Servicing Corporation ("Back-Up Servicer"), Bluegreen Corporation (individually to the extent set forth herein, together with its successor and assigns, "Bluegreen", as a Seller or, in its capacity as Servicer, together with its successors and assigns, the "Servicer"), General Electric Capital Corporation, in its capacity as facility administrator ("Facility
Administrator"), and the Person from time to time signatory hereto as Noteholders ("Noteholders").

      WHEREAS, the Trust desires to purchase from time to time from the Trust Depositor the Trust Assets including, but not limited to, the Receivables related to the financing of certain timeshare interests by the Sellers and subsequently sold by the Sellers to the Trust Depositor;

      WHEREAS, the Trust Depositor is willing to sell the Trust Assets to the Trust pursuant to the terms hereof;

      WHEREAS, General Electric Capital Corporation is willing to act as Facility Administrator under the Transaction Documents;

      WHEREAS, Bluegreen is willing to act as owner trust administrator under the Administration Agreement;

      WHEREAS, U.S. Bank National Association is willing to act as Indenture Trustee under the Indenture and as Custodian under the Custodial Agreement;

      WHEREAS, Concord Servicing Corporation is willing to act as Back-Up Servicer under the Back-Up Servicing Agreement;

      WHEREAS, the Club Trustee is a limited purpose entity which, on behalf of the Beneficiaries, holds title to certain Intervals and Deeds relating to Receivables sold pursuant to this Agreement;

      WHEREAS, Bluegreen is willing and has agreed pursuant hereto to act as Servicer for the Trust Assets and to service the Receivables pursuant to the terms hereof;

      WHEREAS, the Noteholders have agreed to purchase notes issued by the Trust to facilitate the Trust's purchase of the Trust Assets;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Definitions Annex.

      Section 1.2. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

      Section 1.3. Section References. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

      Section 1.4. Other Interpretive Provisions. Except to the extent otherwise specified in the particular term or provision at issue, this Agreement (including the Definitions Annex hereto) shall be interpreted and construed in accordance with the Document Conventions.

      Section 1.5. Accounting Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II

                             TRANSFER OF RECEIVABLES

      Section 2.1. Sales.

            (a) Subject to the terms and conditions of this Agreement, the Trust Depositor shall sell, transfer, set-over, convey and absolutely assign to the Trust the Trust Assets from time to time designated and identified for purchase in accordance with Section 2.2 hereof, and the Trust agrees to make such purchases from time to time (the first such date, the "Initial Transfer Date") during the period from the Closing Date to but not including the Purchase Period Termination Date (the first such sale and purchase to be effected hereunder, the "Initial Purchase"; each subsequent sale and purchase, an "Incremental Purchase"; and any such sale and purchase, a "Purchase"). Under no circumstances, however, shall the Trust be obligated to make any Purchase if, after giving effect to such Purchase, the aggregate Outstanding Amount would exceed the lesser of (i) the Note Purchase Limit or (ii) the Funding Date Overcollateralization. Upon the payment of the related Cash Purchase Price (as defined below) for the Initial Purchase or any Incremental Purchase and on each Substitute Asset Transfer Date, the Trust Depositor shall have, and shall be deemed hereunder to have, irrevocably and absolutely sold, assigned, transferred, set-over and conveyed to the Trust, without recourse, representation or warranty, express or implied, except as provided in the Transaction Documents, all right, title and interest of the Trust Depositor in and to the Trust Assets relating to such Initial Purchase or Incremental Purchase, as the case may be. The aggregate amount of all advances made by the Noteholders during the Purchase Period shall not exceed the Note Purchase Limit.

            Although the Trust Depositor and the Trust agree that such transfer is intended to be a sale of ownership of the Trust Assets, rather than the granting of a security interest to secure a borrowing, and that the Trust Assets shall not be property of the Trust Depositor, in the event, notwithstanding such intent, such transfer is deemed to be a grant of a security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted (and hereby grants to) the Trust a perfected first priority security interest in such Trust Assets (subject to Permitted Liens) and this Agreement shall constitute a security agreement under Requirements of Law securing the repayment of the purchase price paid hereunder and the obligations and/or interests provided for in this Agreement and the other Transaction Documents and in the order and priorities, and subject to the other terms and conditions of this Agreement. Upon the addition or substitution of an Asset pursuant to
      Section 2.7, the Trust Depositor shall have, and shall be deemed hereunder to have, irrevocably and absolutely sold, assigned, transferred, set-over and conveyed to the Trust, without recourse, representation or warranty, except as provided in the Transaction Documents, all right, title and interest of the Trust Depositor in and to the Trust Assets relating to such addition or substitution, as the case may be.

            (b) The purchase price for the Purchased Receivables in each Asset Pool Portion shall be the applicable Cash Purchase Price. The "Cash Purchase Price" for any Asset Pool Portion shall be an amount equal to the product of (i) the Receivable Balance as of the applicable Cutoff Date of the Eligible Receivables to be purchased, multiplied by (ii) the applicable Credit Enhancement Factor in effect on such Transfer Date. Subject to the satisfaction of the conditions and on the terms set forth herein, the Trust shall pay to the Trust Depositor the Cash Purchase Price for the Purchased Receivable on the related Transfer Date.

            (c) Upon payment of the Cash Purchase Price by the Trust in the amount determined in accordance with Section 2.1(b) with respect to all Trust Assets purchased on a Transfer Date, the ownership of all such Trust Assets will be solely vested in the Trust. None of the Sellers, Servicer, Trust Depositor nor Club Trustee shall take any action inconsistent with such ownership and shall not claim any ownership interest in any Trust Asset. The Trust Depositor, the Sellers, Servicer and Club Trustee shall each indicate in their respective books and records that ownership of each Purchased Receivable and related Trust Assets is held by the Trust, but subject to the Lien created under the Indenture. In addition, each of the Trust Depositor, the Sellers and the Servicer shall respond to any inquiries with respect to ownership of the Trust Assets by stating that it is no longer the owner of the Trust Assets and that ownership of the Trust Assets is held by the Trust. Any documents relating to the Purchased Receivables or related Trust Assets retained by the Trust Depositor, the Sellers, the Servicer, or Club Trustee shall be held in trust by the Trust Depositor, the Sellers, the Servicer and the Club Trustee, for the benefit of the Trust, and possession of any incident of ownership relating to the Purchased Receivables so retained is for the sole purpose of facilitating the servicing of the Purchased Receivables or otherwise at the direction and in the discretion of the Facility Administrator. Such retention and possession (other than retention by the Club Trustee of Deeds relating to Receivables as to which the rights of the Trust, as an Interest Holder Beneficiary (as defined in the Club Trust Agreement) shall be as set forth in the Club Trust Agreement) is at the will of the Trust and in a custodial capacity for the benefit of the Trust and its assignees only. Subject to the rights of the Beneficiaries and the other provisions of the Club Trust

      Agreement, the Facility Administrator may direct the Club Trustee at any time to transfer any Deed(s) relating to any Receivable purchased hereunder to the Trust or its nominee; provided that any such transfer will be made subject to the Mortgage relating thereto, if any.

            Section 2.2. Procedures for Purchases.

            (a) During the Purchase Period, no later than five (5) days prior to each Transfer Date, the Trust Depositor shall notify the Indenture Trustee and the Facility Administrator of the intent to effect a Purchase and the proposed Transfer Date thereof. During the Purchase Period, no later than 10:00 a.m. (Chicago, Illinois time) on a date which is at least two (2) Business Days before any intended Transfer Date, the Trust Depositor will deliver or cause to be delivered to the Indenture Trustee and the Facility Administrator a Request Notice substantially in the form of Exhibit A hereto. In the event that the Trust Depositor does not provide a properly completed Request Notice (and subject to all other terms and conditions to such Purchase hereunder), the Trust will not be obligated to purchase Eligible Receivables on such intended Transfer Date until such time as such terms and conditions are met. Each such Request Notice shall specify, among other things, (i) the aggregate amount of such Purchase, which shall be in a minimum amount equal to $10,000,000, or such lesser amount as may be equal to the then unused portion of the Note Purchase Limit, (ii) the intended Transfer Date for such Purchase, and (iii) the aggregate
      Outstanding Amount, Funding Date Overcollateralization and the Note Purchase Limit, both immediately preceding and after giving effect to such Purchase. During the Purchase Period, beginning with the quarter ending June 30, 2006, the aggregate amount of Purchases made in each calendar quarter shall be in a minimum amount equal to the Quarterly Minimum Purchase Amount, or such lesser amount as may be equal to the unused portion of the Note Purchase Limit. In the event that the Quarterly Minimum Purchase Amount for any calendar quarter is a negative number or equal to zero, no Purchases are required by this Section 2.2(a) to be made in such calendar quarter.

            (b) On each Transfer Date, and subject to the satisfaction of the conditions of Article IV hereof and Articles IV and V of the Note Purchase Agreement, the Servicer will prepare and deliver an Assignment to the Trust Depositor and the Trust in the form of Exhibit H hereto, Mortgage Assignments, as applicable, and an Allonge in the form attached hereto as Exhibit M (an "Allonge"), as applicable, which has been stapled to the original notes, if any, evidencing each Receivable with respect to each of the Trust Assets being transferred on such Transfer Date by the Trust. The Trust Depositor and the Trust shall thereupon execute such Assignment and deliver executed unrecorded, originals thereof to the Servicer who will in turn cause executed copies of such Assignment, Allonges and Mortgage Assignments, as applicable, to be delivered to the Indenture Trustee, the Custodian and the Facility Administrator, as applicable, and recorded in accordance with the provisions of this Agreement. Upon the Facility Administrator's receipt of a certification from the Custodian that it has received the Receivables Files as set forth in the Custodial Agreement, an Assignment for the related Trust Assets, an Allonge and a Mortgage Assignment, as applicable, and for each Receivable listed on the List of Receivables delivered in connection with the Request Notice, the Trust shall thereupon pay to the Trust Depositor the Cash Purchase Price for such Trust Assets, by wire transfer in same day funds in accordance with the wire transfer instructions specified in the related Request Notice. The Trust Depositor shall be solely responsible for obtaining ownership of the Trust Assets (including the perfection of such ownership interest pursuant to the UCC) from the Sellers pursuant to the Sale and Contribution

      Agreement or otherwise, prior to transfer of ownership of such Trust Assets to the Trust under this Agreement.

            (c) The Facility Administrator will promptly notify the Noteholders of the receipt of a Request Notice.

      Section 2.3. Establishment of Accounts; Reserve Account.

            (a) On or prior to the Closing Date, the Servicer shall (i) establish a non-interest bearing Eligible Deposit Account in the name of the Trust, titled "BXG Receivables Owner Trust 2006-A Lockbox Account re Bluegreen Receivables Sale and Servicing Agreement" (the "Lockbox Account"), and (ii) enter into the Lockbox Agreement which shall direct that all monies deposited in the Lockbox Account shall be forwarded in accordance with Section 2.4. The Trust Depositor and the Servicer shall send to the Lockbox Bank for deposit into the Lockbox Account all Collections they may receive in respect of Purchased Receivables no later than the next Business Day following the date of receipt thereof. Any Collections in respect of Purchased Receivables held by the Trust Depositor or the Servicer pending transfer to the Lockbox Account shall be held in trust for the benefit of the Indenture Trustee and the Noteholders until such amounts are deposited into the Lockbox Account as set forth above. The Servicer shall receive evidence of all deposits made to the Lockbox Account and shall post them, on a daily basis, to the respective Receivables upon receipt.

            (b) On or prior to the Closing Date, the Servicer shall establish an Eligible Deposit Account with and in the name of the Indenture Trustee for the benefit of the Noteholders titled "BXG Receivables Owner Trust 2006-A Collection Account re Bluegreen Receivables Sale and Servicing Agreement" (the "Collection Account").

            (c) On or prior to the Closing Date, the Trust Depositor and the Indenture Trustee shall establish an Eligible Deposit Account in the name of the Indenture Trustee for the benefit of the Noteholders titled "BXG Receivables Owner Trust 2006-A Bluegreen Facility Reserve Account" (the "Reserve Account").

            (d) Prior to the Facility Termination Date, on or prior to each Payment Date (and in anticipation of allocations and distributions to be made on such Payment Date pursuant to Section 2.6), the Servicer, in consultation with the Facility Administrator and based upon information provided in the Monthly Report delivered by the Servicer to the Facility Administrator and the Indenture Trustee two (2) Business Days prior to the related Payment Date, shall determine the extent to which Available Amounts in the Collection Account (including proceeds of any Servicer Advance deposited therein in accordance with Section 2.4) are insufficient to pay Indenture Trustee Fees, Owner Trustee Fees, Lockbox Fees, Trust Owner Fees, Protective Advances, Back-Up Servicer Fees, Custodian Fees, Trust Administrator Fees, Unreimbursed Servicer Advances, Servicing Fees (if the Servicer is not Bluegreen or an Affiliate of Bluegreen) as well as the Note Interest Distributable Amount and Note Principal Distributable Amount required on such Payment Date. To the extent of insufficiencies with respect to the payments to be made pursuant to Sections 2.11(a)(vii),
      (a)(viii) and (a)(ix), on or prior to each Payment Date amounts held in the Reserve Account shall be transferred to the Collection Account, treated as Available Amounts for such Payment Date and thereafter applied to cover such insufficiencies in order for any of such payments or allocations to be made. After the occurrence and during the continuance of an Event of Default or Termination Event all amounts held in the Reserve Account shall be transferred to the Collection Account and applied and allocated as Available Amounts on the Payment Date with respect to the related Collection Period to the extent of insufficiencies with respect to the payments to be made pursuant to Sections 2.11(b)(vii),
      (b)(viii) and (b)(x).

            (e) Each Seller Party shall deposit all Collections it may receive in respect of Receivables into the Lockbox Account upon the earlier to occur of the second Business Day following any date on which any Seller Party shall have received such Collections; provided, that if an Event of Termination has occurred and is continuing, all Collections received by any Seller Party shall be deposited within one Business Day of receipt thereof. Each of the Trust Depositor and the Servicer agree that any Collections in respect of Receivables held by any Seller Party pending transfer to the Lockbox Account are held in trust for the benefit of the Trust and the Indenture Trustee until such amounts are deposited into the Lockbox Account.

            (f) The Trust Depositor and the Servicer shall, and the Servicer shall cause the Sellers to, instruct all Obligors, as applicable, to make all payments with respect to the Receivables to the Lockbox Account.

      Section 2.4. Deposits to Accounts.

      On each Business Day, all Collections in the Lockbox Account shall be transferred by automated wire by the Lockbox Bank to the Collection Account. In addition, the proceeds of Servicer Advances made pursuant to Section 6.3(s), transfers from the Reserve Account made pursuant to Section 2.3(d), and payments of any Transfer Deposit Amount received from the Sellers or Trust Depositor shall be deposited to the Collection Account.

      Section 2.5. Investment of Accounts.

      Subject to the provisions of this Section 2.5 and the Indenture, amounts on deposit in any Trust Account (other than the Lockbox Account) shall be invested in Permitted Investments. Until the Facility Termination Date, the Indenture Trustee, at the written direction of the Servicer, shall invest all such amounts in Permitted Investments selected by the Servicer that mature no later than the immediately succeeding Payment Date and shall hold such Permitted Investments until the earlier of (i) such succeeding Payment Date or (ii) the Facility Termination Date. The Indenture Trustee shall not be permitted to vote any Permitted Investments unless it has been advised that such vote is for "protective" (as defined by GAAP) purposes. On and after the Facility Termination Date, any investment of such amounts in Permitted Investments shall be solely at the discretion of the Facility Administrator. All Investment Earnings shall be deposited into the Collection Account or the Reserve Account, as the case may be, as and when received and shall be applied and disbursed in the same manner and priority as all other amounts in the Collection Account. The Servicer acknowledges that to the extent that regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Servicer the right to receive brokerage confirmations or security transactions as they occur, the Servicer specifically waives receipt of such confirmations.

      Section 2.6. Payments and Computations; Funding Indemnity for Failed Purchase.

            (a) All amounts to be paid or deposited by the Sellers, Trust Depositor, Servicer or any other applicable payor referred to hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (Chicago, Illinois time) on the day when due in lawful money of the United States in immediately available funds, and if not so timely deposited, shall be deemed to have been received on the following Business Day.

            (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, interest on interest or any fee payable hereunder, as the case may be.

            (c) If any  Purchase  requested by the Trust  Depositor  pursuant to
      Section 2.2 is not for any reason whatsoever made or effectuated, as the case may be, on the date specified therefor, the Trust Depositor and Bluegreen, jointly and severally, shall be obligated to indemnify the Noteholders against any loss, cost or expense actually incurred by any Noteholder, including, without limitation, any out-of-pocket loss, cost or expense incurred by such Noteholder (as reasonably determined by such Noteholder) as a result of the liquidation or redeployment of deposits or other funds acquired by such Noteholder to fund or maintain such Purchase, as the case may be; provided, that no such indemnification shall be required if any Purchase is not made or effectuated as a result of any action or inaction by any Noteholder or any provider of liquidity support for any Noteholder, other than a failure by such Noteholder to make an advance to allow the Trust to make any Purchase due to a failure of any condition precedent to such Purchase set forth herein.

            (d) Unless otherwise expressly permitted herein, all payments and remittances to be made hereunder by any Seller, the Trust Depositor or the Servicer shall be made without set-off, deduction or withholding. If any Seller, the Trust Depositor or the Servicer is pursuant to Requirements of Law required to make any deduction or withholding on account of taxes or otherwise from any payment or remittance to be made by it hereunder, it shall make such deduction or withholding and forthwith remit such amount to the appropriate Governmental Authority and thereafter the sum due from it in respect of such payment or remittance shall be increased to the extent necessary to ensure that after the making of such deduction or withholding, the applicable payee receives a net sum equal to the sum that it would have received had no deduction or withholding been made.

      Section 2.7. Addition/Substitution of Receivables.

            (a) On any day prior to the Facility Termination Date provided it is done no more than once each Collection Period, and subject to the terms and conditions hereof, the Trust Depositor may at its option replace a Defaulted Receivable and related Trust Assets currently in the Asset Pool (a "Replaced Asset") with one or more Substitute Assets; provided, however, that if such option is not exercised prior to the expiration of the Trust Depositor's fiscal quarter during which the related Receivable became a Defaulted Receivable, then the Trust Depositor's right to exercise such option with respect to such Defaulted Receivable shall be irrevocably waived, unless, prior to the expiration of such fiscal quarter of the Trust Depositor, the Trust Depositor gives notice to the Trust and the Facility Administrator of its intention to exercise such option with respect to such Defaulted Receivable and does so prior to the expiration of the Trust Depositor's next succeeding fiscal quarter. If, however, the Trust Depositor fails to exercise such option with respect to such Defaulted Receivable prior to the expiration of the Trust Depositor's next succeeding fiscal quarter, then the Trust Depositor's right to exercise such option with respect to such Defaulted Receivable shall be irrevocably waived. Subject to the conditions set forth in paragraph (c) below and Section 4.2 hereof, the Trust Depositor if exercising such substitution option, shall sell, transfer, assign, set over and otherwise absolutely convey to the Trust, without recourse, representation or warranty other than as expressly provided in the Transaction Documents, all the Trust Depositor's right, title and interest in and to the Substitute Assets related to the Receivables listed on the List of Substitute Receivables (including, without limitation, all Collections and rights to receive Collections with respect thereto after the related Cutoff Date, but excluding any collections or rights to receive payments which were collected pursuant thereto on or prior to such Cutoff Date), such Substitute Assets becoming Trust Assets and part of the Asset Pool. Within ten Business Days after the Facility Administrator's receipt of a certification from the Custodian that it has received all of the Receivables Files, an Assignment for such Substitute Assets and a Mortgage Assignment, as applicable, (which may be unrecorded subject to the Servicer's obligation to deliver a recorded version thereof pursuant to this Agreement) and an Allonge, as applicable, for each Receivable relating thereto, the Indenture Trustee and the Trust shall thereupon endorse back and deliver to the Trust Depositor any necessary releases or assignments relating to the Replaced Assets. Without limiting the foregoing, all Collections and rights to receive Collections with respect to any Replaced Asset after the Cutoff Date for the Substitute Asset that replaces such Replaced Asset, but excluding any Collections or rights to receive payments which were collected with respect to such Replaced Asset on or prior to such Cutoff Date, shall be assigned to the Trust Depositor. Such assignment of the Replaced Assets to the Trust Depositor shall be without recourse to the Indenture Trustee and the Trust and free and clear of any Lien created pursuant to this Agreement, and neither the Indenture Trustee nor the Trust shall be deemed to make any representation or warranty, express or implied.

            (b) Upon discovery by the Servicer, any Seller, the Trust Depositor, the Trust, the Indenture Trustee or the Facility Administrator (a "Notifying Party") of (i) a misrepresentation on the related Transfer Date of any matters, or a breach on the related Transfer Date of a warranty, set forth in Section 5.2 or Section 3.2 of the Sale and Contribution Agreement with respect to a Trust Asset, or (ii) if an exception to a Receivable File is not rectified in accordance with Section 6.3(q) or
      (iii) if a Lien (other than a Permitted Lien) exists or arises with respect to any Interval at any time prior to the time at which the related Mortgage Assignments are recorded and regardless of when such Lien may be discovered (any of the foregoing, an "Ineligible Asset"), the party discovering such breach shall give prompt written notice to the other parties. Not later than the Determination Date which is at most thirty
      (30) days after the earlier to occur of the discovery of such misrepresentation or breach by the Trust Depositor or receipt by the Trust Depositor of written notice of such misrepresentation or breach given by a Notifying Party, the Trust Depositor shall, at its option, either cure the misrepresentation or breach within the above described time period or repurchase such Ineligible Asset, unless such Ineligible Asset is replaced with a Substitute Asset prior to such date; provided, however, if such misrepresentation or breach relates solely to paragraph (r)(ii) of the definition of "Eligible Receivable" or the representations or warranties set forth in Section 5.2(h) of this Agreement or the representations and warranties set forth in Section 3.2(h) of the Sale and Contribution Agreement, the Trust Depositor shall not have the option of curing the breach; provided further that if the Ineligible Asset relates to a defective Receivable File described in clause (ii) above, no cure period shall be permitted. Upon the deposit by the Trust Depositor of the Transfer Deposit Amount for such Ineligible Asset in the Collection Account (for allocation pursuant to Section 2.11(a) or (b), as applicable) in immediately available funds, the Trust Depositor shall be deemed to have repurchased such Ineligible Asset and there shall be deducted from the Receivable Balance of the Asset Pool, the Receivable Balance of the Receivable relating to such Ineligible Asset. On and after the date of such retransfer, each Ineligible Asset so retransferred shall not be included in the Asset Pool. Without limiting the foregoing, all Collections and rights to receive Collections with respect to such Ineligible Asset on or after the date of such retransfer, but excluding any Collections or rights to receive payments which were collected with respect to such Ineligible Asset prior to such date of retransfer shall be assigned to the Trust Depositor. Notwithstanding the foregoing, in lieu of repurchasing an Ineligible Asset described in clause
      (i) of the definition thereof as set forth above, the Trust Depositor may, subject to the conditions and requirements of Section 2.7(c) (other than the Substitute Asset Transfer Condition), effect a replacement of such Asset with a Substitute Asset.

      Upon the deposit of the Transfer Deposit Amount in the Collection Account and the Custodian's receipt of a Request for Release as set forth in the Custodial Agreement and the Facility Administrator's receipt of a certification from the Custodian that it has received all of the Receivables Files, an Assignment for the related Assets and a Mortgage Assignment and an Allonge for each Receivable relating to a Substitute Asset, as applicable, the Indenture Trustee and the Trust shall endorse back and deliver to the Trust Depositor any necessary releases or assignments for the Ineligible Asset relating thereto. Such release or assignment of the Ineligible Asset shall be without recourse to the Indenture Trustee and the Trust and free and clear of any Lien created pursuant to this Agreement, and neither the Indenture Trustee nor the Trust shall be deemed to make any other representation or warranty, express or implied, other than that the Trust and Indenture Trustee have the trust or corporate authority and have taken all necessary trust or corporate action to accomplish such release or assignment. The Indenture Trustee and the Trust shall, at the sole expense of the Servicer, execute such documents and instruments of transfer as may be prepared by the Servicer on behalf of the Trust Depositor and take such other actions as shall reasonably be requested by the Trust Depositor to effect the transfer of such Ineligible Asset pursuant to this Section 2.7(b).

      The obligation of the Trust Depositor to repurchase and accept retransfer of any Ineligible Asset (or in the alternative, effect a valid replacement of such Asset as described above) shall constitute the sole remedy available to the Trust respecting any misrepresentation of any matters or any breach of the warranties set forth in Section 5.2 with respect to such Asset and is not intended to and does not constitute "credit recourse" to the Trust Depositor. Notwithstanding anything to the contrary contained herein, in the event the Trust Depositor, prior to the applicable Determination Date, remedies the condition which rendered the Asset an "Ineligible Asset" (other than clause (ii) of the definition thereof) during the previously described 30 day period, the Trust Depositor is not obligated to repurchase or replace such Asset. It is understood and agreed by the parties hereto that the payment obligations of the Obligors' in respect of the Receivables transferred hereunder shall not be the obligation of any Seller, the Trust Depositor or the Servicer, except with respect to Servicer Advances and remedies associated with misrepresentations and breaches of warranties.

            (c) The Trust Depositor may transfer to the Trust the Substitute Assets and the other property and rights related thereto described in
      Section 2.7(a) or (b) only upon timely delivery of a Substitution Notice to the Indenture Trustee, the Custodian and the Facility Administrator complying with the definition thereof and the satisfaction of each of the following conditions on or prior to the related Substitute Asset Transfer Date (and the delivery of a related Substitution Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor that such conditions have been or will be, as of the related Substitute Transfer Date, satisfied):

            (i) the Substitute Assets being conveyed to the Trust satisfy the Substitute Asset Qualification Conditions and the related Receivables are Eligible Receivables;

            (ii) in the case of Section 2.7(a) and after giving effect to any conveyance pursuant thereto, the Substitute Asset Transfer Condition shall remain satisfied;

            (iii) the Trust Depositor shall have delivered to the Facility Administrator and the Indenture Trustee a duly executed written assignment, substantially in the form of Exhibit H hereto, which shall include a List of Substitute Receivables listing the Receivables relating to the Substitute Assets;

            (iv) the Trust Depositor shall have deposited or caused to be deposited in the Collection Account all Collections received with respect to the Substitute Assets after the related Cutoff Date;

            (v) as of each Substitute Asset Transfer Date, both the Sellers and the Trust Depositor were Solvent and the conveyance would not have the effect of rendering either no longer Solvent;

            (vi) with respect to Receivables transferred on such Substitute Asset Transfer Date, no selection procedures believed by the Sellers or the Trust Depositor to be adverse to the interests of the Trust shall have been utilized in selecting the Substitute Assets;

            (vii) each of the representations and warranties made by the Sellers pursuant to Article III of the Sale and Contribution Agreement applicable to the Substitute Assets shall be true and correct as of the related Substitute Asset Transfer Date, and the Sellers shall have performed in all material respects all obligations to be performed by them hereunder or thereunder on or prior to such Substitute Asset Transfer Date;

            (viii) the Sellers shall, at their own expense, on the Substitute Asset Transfer Date, have indicated in their Computer Disk and Records that the Receivables identified on the List of Substitute Receivables in the related Substitution Notice have been sold to the Trust through the Trust Depositor pursuant to this Agreement and the Sale and Contribution Agreement.

      Section 2.8. [Reserved].

      Section 2.9. Acceptance by Trust. On the Closing Date, if the conditions set forth in Article IV have been satisfied, the Trust shall execute and issue, and the Indenture Trustee shall authenticate and deliver to, or upon the order of, the Trust Depositor, the Notes secured by the Collateral.

      Section 2.10. Monthly Distributions. Each Noteholder as of the related Record Date shall be paid on the next succeeding Payment Date by check mailed to such Noteholder at the address for such

Noteholder appearing on the Note Register or by wire transfer if such Noteholder provides written instructions to the Paying Agent at least ten days prior to such Payment Date.

      Section 2.11. Distributions.

            (a) On each Payment Date (other than after the occurrence and during the continuance of an Event of Default or a Termination Event, or after the Note Final Scheduled Maturity Date, in which event Section 2.11(b) shall apply), the Servicer will allocate Available Amounts and instruct the Indenture Trustee to make payments from the Collection Account in the following order of priority:

            (i) pro rata, to the extent of Available Amounts, to the Indenture Trustee, the Indenture Trustee Fee including any unpaid Indenture Trustee Fees with respect to one or more prior Collection Periods and any extraordinary out-of-pocket costs and expenses of the Indenture Trustee not in excess of $2,500 per Payment Date; to the Custodian, the Custodian Fee including any unpaid Custodian Fees with respect to one or more prior Collection Periods; to the Lockbox Bank, the Lockbox Bank Fee including any unpaid Lockbox Bank Fees with respect to one or more prior Collection Periods; to the Owner Trustee, the Owner Trustee Fee including any unpaid Owner Trustee Fees with respect to one or more prior Collection Periods; to the Sellers and/or the Servicer, any Credit Card Fees and Audit Fees including any unpaid Credit Card Fees and Audit Fees with respect to one or more prior Collection Periods; to the Owner, the Trust Owner Fee including any unpaid Trust Owner Fees with respect to one or more prior Collection Periods; to the Trust Administrator, the Trust Administrator Fee including any unpaid Trust Administrator Fees with respect to one or more prior Collection Periods;

            (ii) to the Back-Up Servicer, the Back-Up Servicing Fee, including any unpaid Back-Up Servicing Fees with respect to one or more prior Collection Periods;

            (iii) to the Servicer, if the Servicer is not Bluegreen or an Affiliate of Bluegreen, the Servicing Fee, including any unpaid Servicing Fee with respect to one or more prior Collection Periods;

            (iv) to Bluegreen or an Affiliate thereof, but only to the extent the Servicer Purchase Option has been declined by the Servicer, any accrued and unpaid Remarketing Fees;

            (v) first, to any Predecessor Servicer and second, to the Servicer, as applicable, any Unreimbursed Servicer Advances (which reimbursement shall be applicable to any Unreimbursed Servicer Advances previously made by any Predecessor Servicer);

            (vi) first, to any Predecessor Servicer and second, to the Servicer, as applicable, any Protective Advances to the extent not previously reimbursed;

            (vii) to the Noteholders, the Note Interest Distributable Amount;

            (viii) to the Noteholders, the Note Principal Distributable Amount;

            (ix) to any Affected Party, costs relating to an Increased Costs Event in respect of such Affected Party;

            (x) to the Servicer, if the Servicer is Bluegreen or an Affiliate of Bluegreen, the Servicing Fee, including any unpaid Servicing Fee with respect to one or more prior Collection Periods;

            (xi) to the Reserve Account, the amount necessary to increase the amount in the Reserve Account to the Reserve Account Required Amount;

            (xii) to the Indenture Trustee, any extraordinary out-of-pocket costs and expenses of the Indenture Trustee not paid due to the limitations contained in clause (i) above; and

            (xiii) any remaining amounts to the Trust Depositor.

            (b) On each Payment Date after the occurrence and during the continuance of an Event of Default or a Termination Event, or after the Note Final Scheduled Maturity Date, the Servicer will allocate Available Amounts and instruct the Indenture Trustee to make payments from the Collection Account in the following order of priority:

            (i) pro rata, to the extent of Available Amounts, to the Indenture Trustee, the Indenture Trustee Fee including any unpaid Indenture Trustee Fees with respect to one or more prior Collection Periods and any extraordinary out-of-pocket costs and expenses of the Indenture Trustee not in excess of $2,500 per Payment Date; to the Custodian, the Custodian Fee including any unpaid Custodian Fees with respect to one or more prior Collection Periods; to the Lockbox Bank, the Lockbox Bank Fee including any unpaid Lockbox Bank Fees with respect to one or more prior Collection Periods; to the Owner Trustee, the Owner Trustee Fee including any unpaid Owner Trustee Fees with respect to one or more prior Collection Periods; to the Sellers and/or the Servicer, any Credit Card Fees and Audit Fees including any unpaid Credit Card Fees and Audit Fees with respect to one or more prior Collection Periods; to the Owner, the Trust Owner Fee including any unpaid Trust Owner Fees with respect to one or more prior Collection Periods; to the Trust Administrator, the Trust Administrator Fee including any unpaid Trust Administrator Fees with respect to one or more prior Collection Periods;

            (ii) to the Back-Up Servicer, the Back-Up Servicing Fee, including any unpaid Back-Up Servicing Fee with respect to one or more prior Collection Periods;

            (iii) to the Servicer, if the Servicer is not Bluegreen or an Affiliate of Bluegreen, the Servicing Fee, including any unpaid Servicing Fee with respect to one or more prior Collection Periods;

            (iv) to Bluegreen or an Affiliate thereof, but only to the extent the Servicer Purchase Option has been declined by the Servicer, any accrued and unpaid Remarketing Fees;

            (v) first, to any Predecessor Servicer and second, to the Servicer, as applicable, any Unreimbursed Servicer Advances (which reimbursement shall be applicable to any Unreimbursed Servicer Advances previously made by any Predecessor Servicer);

            (vi) first, to any Predecessor Servicer and second, to the Servicer, as applicable, any Protective Advances to the extent not previously reimbursed;

            (vii) to the Noteholders, the Note Interest Distributable Amount;

            (viii) to the Noteholders, the Note Principal Distributable Amount (determined in accordance with clause (i) of the definition thereof);

            (ix) to the Servicer, if the Servicer is Bluegreen or an Affiliate of Bluegreen, the Servicing Fee, including any unpaid Servicing Fee with respect to one or more prior Collection Periods;

            (x) to the Noteholders, any remaining amounts until such time as the Notes are paid in full (including amounts owing to any Affected Party in respect of an Increased Costs Event);

            (xi) to the Indenture Trustee, any extraordinary out-of-pocket costs and expenses of the Indenture Trustee not paid due to the limitations contained in clause (i) above; and

            (xii) any remaining amounts to the Trust Depositor.

      No recourse may be had to Bluegreen, the Issuer, Trust Depositor, Indenture Trustee, Club Trustee, Servicer, Back-Up Servicer or any of their respective Affiliates in the event that amounts distributed under this Section
2.11 are insufficient for payment of any amounts due under Section 2.11 except to the extent such insufficiency results from a breach by any such party of its obligations under any Transaction Document.

      Section 2.12. Servicer Purchase Option. Upon written notice to the Indenture Trustee and the Facility Administrator delivered at least five (5) days before the date of purchase, the Servicer (so long as the Servicer is Bluegreen or an Affiliate thereof) shall have the right (but not the obligation) to purchase from the Trust a Defaulted Receivable and related Assets for an amount (which amount shall be deposited into the Collection Account) equal to 24% of the Obligor's initial purchase price for the Interval in respect of such Defaulted Receivable (the "Servicer Purchase Option"). The transfer of title to such Defaulted Receivable to the Servicer shall be without recourse to the Trust or the Indenture Trustee and free and clear of any Lien created pursuant to this Agreement, and neither the Trust nor the Indenture Trustee shall be deemed to make any representation or warranty, express or implied. In order to perfect, protect and more fully evidence the Servicer's ownership of the Defaulted Receivable and related Assets purchased pursuant to the exercise of the Servicer Purchase Option, the Indenture Trustee and the Trust shall execute or cause to be executed such instruments, releases or notices as may be necessary or appropriate, to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in such Trust Assets. The Servicer Purchase Option is exercisable with respect to a Defaulted Receivable only before the expiration of the 60 day period following the date on which the related Receivable became a Defaulted Receivable unless the Servicer gives written notice of its irrevocable waiver of the Servicer Purchase Option with respect to such Defaulted Receivable to the Indenture Trustee and the Facility Administrator prior to the expiration of such 60 day period in the form attached hereto as Exhibit D. Notwithstanding the foregoing, the Servicer may only exercise the Servicer Purchase Option to the extent that, after giving effect to such purchase, the Receivable Balance of Receivables previously purchased pursuant to the Servicer Purchase Option does not exceed 20% of the Receivable Balance of all Eligible Receivables (determined as of the applicable Cutoff Date therefor) theretofore purchased by the Trust.

            The right of the Trust Depositor to replace a Replaced Asset in accordance with Section 2.7 or the right of the Servicer to exercise the Servicer Purchase Option shall be subject and subordinate to the rights of the Indenture Trustee to sell, dispose or otherwise liquidate the applicable Receivable and related Trust Assets following the occurrence of a Termination Event or an Event of Default. Such rights of the Trust Depositor or the Servicer shall not apply to any Trust Asset or Interval which the Indenture Trustee has sold or caused to be sold, nor shall such rights apply to any Trust Asset or Interval as to which the Indenture Trustee has provided at least five (5) Business Days prior notice to the Servicer of its intention so to sell (unless, prior to the expiration of such five (5) Business Days, the Trust Depositor has irrevocably committed to replace such Replaced Asset or the Servicer has irrevocably committed to exercise the Servicer Purchase Option, as the case may be, in each case during the next succeeding Collection Period).

      Section 2.13. Upgrades. Receivables which are the subject of an Upgrade shall become part of the Asset Pool in accordance with the terms and conditions of this Section 2.13, subject to timely delivery of a Substitution Notice to the Indenture Trustee and the Facility Administrator and satisfying the conditions set forth in Section 2.7(c) (other than (c)(ii) and with respect to Upgrade Receivables in respect of the same Obligor, other than paragraphs (b), (d), and
(f) of the definition of Substitute Asset Qualification Conditions). In connection with an Upgrade by an Obligor, the Trust Depositor shall acquire from the applicable Seller pursuant to the Sale and Contribution Agreement, a new Eligible Receivable arising in connection with such Upgrade or otherwise (together with, if necessary, one or more other Eligible Receivables which were the subject of an Upgrade or otherwise) (an "Upgrade Receivable") having a Receivable Balance (or Receivable Balances) approximately equal to the Receivable Balance of the Pre-Upgrade Receivable (as defined below). Subject to the definition of Eligible Receivable, the Trust Depositor shall use its best efforts to cause a Pre-Upgrade Receivable to be replaced with an Upgrade Receivable in respect of the same Obligor and then, to the extent not possible, to be replaced with another Upgrade Receivable. To the extent the Receivable Balance (or Receivable Balances) of the Upgrade Receivable(s) is less than the Receivable Balance of the Pre-Upgrade Receivable, the Trust Depositor shall deposit cash into the Collection Account in the amount of such deficiency. To the extent the aggregate Receivable Balance of the Upgrade Receivable(s) on such date is greater than the aggregate Receivable Balance of the Pre-Upgrade Receivable(s) on such date, the aggregate Receivable Balance of the Upgrade
Receivable(s)  on such  date  shall  be  deemed  to be  equal  to the  aggregate
Receivable Balance of the Pre-Upgrade Receivable(s) on such date. Upon such acquisition by the Trust Depositor and compliance by the Trust Depositor with
Section 2.2 including delivery to the Indenture Trustee and the Facility Administrator of a Substitution Notice indicating such Upgrade and identifying the existing Receivable subject to the Upgrade (each, a "Pre-Upgrade
Receivable"), the related Upgrade Receivable(s) and related Trust Assets (including, but not limited to, any Collections thereon after the Cutoff Date) shall be deemed to be Substitute Assets for all purposes of this Agreement purchased by the Trust on the Transfer Date of the related Pre-Upgrade Receivable and shall be deemed to be part of the Asset Pool. In connection therewith, the Indenture Trustee and the Trust shall release or re-convey, as applicable, to the Trust Depositor all of its interests in the related
Pre-Upgrade Receivable in accordance with Section 2.14. In no event shall the Trust Depositor be permitted to repurchase for cash any Pre-Upgrade Receivable. Upon each conveyance of Upgrade Receivables hereunder, the Trust Depositor shall be deemed to have represented and warranted that the conditions set forth in
Section 4.2 have been satisfied.

      Section 2.14. Release of Interest.

      At the same time as (i) any Receivable becomes a Prepaid Receivable, (ii) any Receivable matures, (iii) any Receivable is the subject of an Upgrade and the conditions set forth in Section 2.13 have been satisfied, (iv) the Trust Depositor through the Servicer, substitutes or replaces any Receivable as contemplated in Section 2.7 hereof, or (v) the Servicer exercises the Servicer Purchase Option, the Indenture Trustee and the Trust will release their interest in the Interval relating to such Receivable and related Trust Assets; provided, that such release will not constitute a release of the respective interests of the Indenture Trustee and the Trust in the proceeds of Trust Assets except with respect to any proceeds received by the Servicer with respect to a Receivable and related Trust Assets which were subject to the Servicer Purchase Option. In connection with any of the events described in the preceding sentence, the Indenture Trustee and the Trust will execute and deliver (at the expense of the Trust Depositor) to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect such release and transfer, and the Indenture Trustee and the Trust shall be deemed to have transferred to the Trust Depositor or the Servicer, as the case may be, all of the Indenture Trustee's and the Trust's right, title and interest in such Trust Assets in respect of such Receivable free and clear of any interest created by the Indenture Trustee or the Trust hereunder and under the other Transaction Documents, but without any recourse or other representation or warranty, express or implied. Nothing in this Section shall diminish the Servicer's obligations pursuant to Section 2.11 of this Agreement with respect to the proceeds of any sale of such Trust Assets.

                                  ARTICLE III

                            SERVICING OF RECEIVABLES

      Section 3.1. Responsibility for Receivable Administration. The Servicer is hereby appointed the servicer hereunder until such time as any Service Transfer may be effected under Section 8.2. The Servicer will have the sole right and obligation to manage, administer, service and make collections on the Receivables and the Trust Assets and perform or cause to be performed all contractual and customary undertakings of the holder of the Receivables to the Obligor.

      Section 3.2. Standard of Care. In managing, administering, servicing and making collections on the Receivables and the related Trust Assets pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer, and, in any event no less degree of skill and care than would be exercised by a prudent servicer of timeshare receivables. The Servicer shall at all times act in good faith and in the best interests of the Trust, with respect to the Trust Assets and the proceeds thereof, and use commercially reasonable efforts and exercise sound business judgment in performing its duties under this Agreement.

      Section 3.3. Filing. On or prior to the date of the first Purchase hereunder, the Servicer shall cause the UCC financing statement(s) to be filed and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee may reasonably request to perfect and protect the Trust's and the Indenture Trustee's interests in the Trust Assets (subject to Permitted Liens) against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

      Section 3.4. Records. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the payment status of each Receivable.

      Section 3.5. Inspection.

            (a) At all times during the term hereof, the Servicer shall afford the Facility Administrator and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Trust Assets and will cause its personnel to assist in any examination of such records by the Facility Administrator or the Indenture Trustee, or such authorized agents and allow copies of the same to be made. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Facility Administrator or the Indenture Trustee or their respective authorized agents may, using generally accepted audit procedures, verify the status of each Receivable and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to
      Section 9.4 and compliance with the standards represented to exist as to each Receivable in this Agreement.

            (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Receivables at its principal executive office for inspection by the Facility Administrator and the Noteholders.

      Section 3.6. Duties and Responsibilities of Servicer.

            (a) In addition to any other customary services which the Servicer may perform or may be required to perform hereunder, the Servicer shall perform or cause to be performed through sub-servicers, as applicable, the following servicing and collection activities in accordance with the terms of this Agreement:

            (i) perform standard accounting services and general record keeping services with respect to the Receivables;

            (ii)  respond  to   telephone  or  written   inquiries  of  Obligors
      concerning the Receivables;

            (iii) keep Obligors informed of the proper place and method for making payment with respect to the Receivables;

            (iv) contact Obligors to effect collections and to discourage delinquencies in the payment of amounts owed under the Receivables and doing so by any lawful means;

            (v) report tax information to Obligors and taxing authorities to the extent required by Requirements of Law;

            (vi) take such other action as may be necessary or appropriate in the discretion of the Servicer for the purpose of collecting and transferring to the Indenture Trustee for deposit into the Collection Account all payments received by the Servicer or remitted to the Lockbox Account in respect of the Receivables (except as otherwise expressly provided herein), and to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Agreement;

            (vii) arrange for liquidations of Intervals related to Defaulted Receivables, as applicable, and the remarketing of such Intervals as provided herein; it being understood that except as expressly set forth herein or in the Indenture, the Servicer shall not sell Defaulted Receivables;

            (viii) use reasonable best efforts to enforce the purchase and substitution obligations of the Sellers under the Sale and Contribution Agreement;

            (ix) to the extent that the Custodian Fees or the Lockbox Fees are, in the Servicer's reasonable business judgment, no longer commercially reasonable, use commercially reasonable efforts to (i) obtain reasonable fees from the existing Custodian or Lockbox Bank, as applicable, or (ii) exercise its rights under the Custodial Agreement or the Lockbox Agreement to replace the Custodian or Lockbox Bank, as applicable, in accordance with the Custodial Agreement or Lockbox Agreement, as the case may be. Any such successor shall be reasonably acceptable to the Facility Administrator;

            (x) diligently pursue all exceptions to the Receivables Files delivered to the Custodian;

            (xi) delivery of such information and data to the Backup Servicer as is required under the Backup Servicing Agreement;

            (xii)  provide the  required  annual  Gramm-Leach-Bliley  notices to
      Obligors  in   accordance   with  and  to  the  extent   required  by  the
      Gramm-Leach-Bliley Act, as amended or modified from time to time;

            (xiii) to the extent applicable, deliver any new or amended information contained in any new or amended ACH Forms executed by an Obligor to the Back-up Servicer in computer file or files stored on diskette, magnetic tape or provided electronically to the Back-up Servicer;

            (xiv) provide documents related to the Receivables to the Indenture Trustee and Custodian as provided in Section 2.2(b);

            (xv) process all optional release activities pursuant to the Servicer Purchase Option;

            (xvi) bill, collect and remit moneys payable hereunder and under the other Transaction Documents; and

            (xvii) maintain the same file identifier for each Receivable as is used in connection with the Purchase related thereto.

      Section 3.7. Consideration. As consideration for Servicer's performance of the Receivables servicing as described herein, Servicer shall be paid the Servicing Fee in accordance with Section 2.11.

                                   ARTICLE IV

                      CONDITIONS OF PURCHASES AND TRANSFERS

      Section 4.1. Conditions Precedent to Initial Purchase.

      The Initial Purchase hereunder is subject to the condition precedent that the Facility Administrator shall have received on or before the date of such purchase the items listed in Schedule IA, each (unless otherwise indicated) dated such date, in form and substance reasonably satisfactory to the Facility Administrator.

      Section 4.2. Conditions Precedent to All Transfers.

      The Initial Purchase, each Incremental Purchase and each other Transfer from the Trust Depositor by the Trust shall be subject to the further conditions precedent that:

            (a) the Servicer shall have delivered to the Facility Administrator and the Custodian those items listed on Schedule IB on or before the dates listed therein and such additional information as may be reasonably requested by the Facility Administrator;

            (b) all actions or additional actions necessary, in the reasonable judgment of the Facility Administrator, to obtain an absolute ownership interest in favor of the Trust in the Trust Assets being transferred shall have been taken (and the Facility Administrator may in its discretion require, as a condition to such determination, the delivery of an Opinion of Counsel to such effect);

            (c) on each Transfer Date, the following statements shall be true and correct:

               (i) the representations and warranties contained in Sections 5.1, 5.4, 5.5 and, solely with respect to the Assets being transferred on such Transfer Date, Section 5.2 of this Agreement and Section 3.2 of the Sale and Contribution Agreement, are true and correct on and as of such day as though made on and as of such date;

               (ii) all other representations and warranties of any Seller Party in any Transaction Document (other than this Agreement) are true and correct on and as of such day as though made on and as of such date;

               (iii) no event has occurred and is continuing, or would result from such Purchase which constitutes a Servicer Event of Termination, Termination Event or an Event of Default;

               (iv) after giving effect to such Purchase, the Outstanding Amount will not exceed the lesser of (i) Funding Date Overcollateralization and
      (ii) the Note Purchase Limit;

               (v) on and as of such day, the Sellers, the Trust Depositor, the Servicer and the Club Trustee each has performed in all material respects all of the agreements, paid all fees, costs and expenses and satisfied all conditions contained in this Agreement and the other Transaction Documents to be performed by such Person at or prior to such day;

            (d) no law, rule or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or government body, agency or instrumentality shall prohibit or enjoin any of the activities contemplated by the Transaction Documents;

            (e) in addition to the other documents set forth on Schedule 1B, the Custodian shall have received an original note/instrument and related Allonge with respect to each such Receivable (other than with respect to an Aruba Receivable);

            (f) the Facility Administrator shall have received such other approvals, opinions or documents as the Facility Administrator may reasonably request;

            (g) the Custodian shall have issued its Custodian's Certificate with no exceptions related to the applicable Receivables Files, except any exceptions indicated on Schedule 1 attached to such Custodian's
      Certificate that are expressly permitted pursuant to the Custodial Agreement.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      Each Seller under the Sale and Contribution Agreement has made, and upon the transfer of Substitute Assets is deemed to remake, each of the representations and warranties set forth therein and has consented to the assignment by the Trust Depositor to the Trust of the Trust Depositor's rights with respect thereto. Such representations speak as of the execution and delivery of the Sale and Contribution Agreement and this Agreement and as of the Initial Transfer Date in the case of the initial Receivables, and as of the applicable Substitute Asset Transfer Date in the case of the Substitute Assets, but shall survive the sale, transfer and assignment of the Receivables to the Trust. Pursuant to Section 2.1 of this Agreement, the Trust Depositor has sold, assigned, transferred, set-over and conveyed to the Trust as part of the Trust Assets its rights under the Sale and Contribution Agreement, including without limitation, its rights with respect to the representations and warranties of the Sellers therein, together with all rights of the Trust Depositor with respect to any breach thereof including any right to require the Sellers to repurchase any Receivables in accordance with and subject to the terms of the Sale and Contribution Agreement. It is understood and agreed that the representations and warranties set forth or referred to in this Section shall survive transfer of the Trust Assets to the Trust hereunder and the delivery of the Receivables Files to the Custodian.

      The Trust Depositor hereby represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Facility Administrator and the Noteholders that it has entered into the Sale and Contribution Agreement with the Sellers, that each Seller has made the representations and warranties in the Sale and Contribution Agreement as set forth therein, that such representations and warranties run to and are for the benefit of the Trust Depositor, the Owner Trustee, the Facility Administrator, the Indenture Trustee and the Noteholders, and that pursuant to Section 2.1 of this Agreement the Trust Depositor has sold, transferred, set-over, conveyed and assigned to the Trust all rights of the Trust Depositor to cause the Sellers to repurchase Receivables in the event of a breach of such representations and warranties in accordance with and subject to the terms of the Sale and Contribution Agreement.

      Section 5.1. Representations and Warranties of the Trust Depositor.

      The Trust Depositor represents and warrants, as of the Closing Date and each Transfer Date, as follows:

            (a) Organization and Good Standing. The Trust Depositor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has full power (corporate or otherwise), authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

            (b) Due Qualification. The Trust Depositor is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a Material Adverse Effect.

            (c) Due Authorization. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, and the consummation of the transactions provided for herein and therein have been duly authorized by the Trust Depositor by all necessary action on the part of the Trust Depositor.

            (d) No Conflict. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not contravene or violate (i) its articles or certificate of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Lien on the assets of the Trust Depositor, except where any such contravention or violation would not have a Material Adverse Effect.

            (e) No Violation. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof (including, without limitation, the sale of the Trust Assets by the Trust Depositor or remittance of Collections in accordance with the provisions of this Agreement) will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Trust Depositor or to the Trust Assets.

            (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Trust Depositor, threatened against the Trust Depositor, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality
      (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction
      Document or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would have a Material Adverse Effect.

            (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the Trust Depositor's execution and delivery of this Agreement and the other Transaction Documents to which it is a party, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, have been obtained.

            (h) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any applicable "bulk sales" law by the Trust Depositor.

            (i)   Solvency.   Both  before  and  after  giving   effect  to  the
      transactions under this Agreement, the Trust Depositor will be Solvent.

            (j) Selection Procedures. No selection procedures adverse to the interests of the Trust were utilized by the Trust Depositor in selecting the Receivables in the Asset Pool.

            (k) Taxes. The Trust Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid when due all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

            (l) Agreements Enforceable. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable against the Trust Depositor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

            (m) Margin Regulation. The Trust Depositor is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any Margin Stock. The Trust Depositor does not own any Margin Stock, and none of the proceeds of any Purchase will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Trust Depositor will not take or permit to be taken any action which might cause any Transaction Document to violate any regulation of the Federal Reserve Board.

            (n) No Liens. Each Trust Asset, together with the Receivable related thereto, shall, immediately prior to its sale hereunder, be owned by the Trust Depositor free and clear of any Lien (except Permitted Liens), and upon each Purchase, the Trust shall acquire an undivided ownership interest in each Trust Asset and in the Collections with respect thereto, free and clear of any Lien

      (except Permitted Liens). No effective financing statement or other instrument similar in effect covering any Trust Asset or the Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Trust or the Indenture Trustee relating to this Agreement and the other Transaction Documents, or in favor of the Trust Depositor as assignee of the Sellers.

            (o) Note Purchase Limit and Funding Date Overcollateralization. After giving effect to any current Purchase or conveyance of Receivables,
      (i) the aggregate Outstanding Amount does not exceed the lesser of (x) Funding Date Overcollateralization and (y) the Note Purchase Limit and
      (ii) the aggregate amount of all advances made by the Noteholders under the Note Purchase Agreement does not exceed the Note Purchase Limit.

            (p) Reports Accurate. No Asset Report, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Trust Depositor pursuant to this Agreement is or will be, when considered as a whole, inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Noteholders, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary in light of the circumstances under which made, to make the statements contained therein not misleading.

            (q) Location of Offices. The principal place of business and chief executive office of the Trust Depositor and the Seller, and the office where the Trust Depositor and Seller keep all the Records, are located at the addresses of the Trust Depositor and Seller, respectively, referred to on Schedule III hereof (or at such other locations as to which the notice and other requirements specified herein shall have been satisfied). The state of incorporation and organizational identification number, if any, of the Trust Depositor and the Seller are set forth on Schedule III hereto.

            (r) Tradenames. The Trust Depositor has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

            (s)  Sale and  Contribution  Agreement.  The  Sale and  Contribution
      Agreement, including the other Transaction Documents contemplated thereby, is the only agreement pursuant to which the Trust Depositor acquires ownership of the Trust Assets. To the knowledge of the Trust Depositor, the representation and warranties of Sellers under the Sale and Contribution Agreement are true and correct.

            (t) Value Given. The Trust Depositor shall have given reasonably equivalent value to the Sellers in consideration for the transfer to the Trust Depositor of the Assets under the Sale and Contribution Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by any Seller to the Trust Depositor, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

            (u) Special Purpose Entity. The Certificate of Incorporation of the Trust Depositor includes substantially the provisions set forth on Exhibit F hereto, and each Seller has confirmed in writing to the Trust Depositor and has covenanted in the Sale and Contribution Agreement that it will not cause the Trust Depositor to file a voluntary petition under the Bankruptcy Code or any other bankruptcy or insolvency laws.

            (v) Accounting. The Trust Depositor accounts for the transfer from the Sellers of interests in Assets and Collections under the Sale and Contribution Agreement and will account for transfers under this Agreement as sales of such Assets in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

            (w) Separate Entity. The Trust Depositor is operated as an entity with assets and liabilities distinct from those of the Sellers and any Affiliates thereof (other than the Trust Depositor), and the Trust Depositor hereby acknowledges that the Trust is entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon the Trust Depositor's identity as a separate legal entity from the Sellers and from each such other Affiliate of the Sellers.

            (x) Investment Company and Public Utility Holding Company. The Trust Depositor is not an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (y) Accuracy of Representations and Warranties. Each representation or warranty by the Trust Depositor contained herein or in any certificate or other document furnished by the Trust Depositor pursuant hereto or in connection herewith is when furnished true and correct in all material respects; provided, however, the Trust and the Noteholders acknowledge that with respect to the condition of a Receivable as an "Eligible Receivable" as of its date of Purchase or transfer hereunder, the Trust's remedy for a breach of a representation or warranty relating to a Receivable's status as an Eligible Receivable is provided by and limited to Section 2.7 hereof.

      The representations and warranties set forth in this section shall survive the transfer of the Trust Assets to the Trust, and termination of the rights and obligations of the Servicer hereunder. Upon discovery by the Trust Depositor, the Servicer or the Trust of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

      Section 5.2. Representations and Warranties of Trust Depositor Relating to the Receivables.

      The Trust Depositor hereby represents and warrants that, solely with respect to the Receivables then being sold or transferred as of the applicable Transfer Date:

            (a) Valid Sale and Transfer of Ownership. The Trust Depositor (i) has good and marketable title to each Trust Asset free and clear of any Lien (other than Permitted Liens) of any Person , (ii) is the sole owner thereof and has full right to transfer the Trust Assets to the Trust, and
      (iii) upon transfer of such Trust Asset to the Trust pursuant to the terms of this Agreement, has validly and effectively conveyed to the Trust all of the Trust Depositor's right, title and interest in and to the Trust Assets free and clear of any Lien (other than Permitted Liens).

            (b) Eligibility of Receivables. Each Receivable relating to each Trust Asset is an Eligible Receivable.

            (c) List of Receivables. As of the related Transfer Date, the List of Receivables and the information delivered in connection therewith is an accurate and complete listing in all material respects of all the Receivables in and to become part of the Asset Pool on such date and the information contained therein (including with respect to the identity of such Receivables, Obligors thereon, and the amounts owing thereunder) is true and correct in all material respects.

            (d) No Liens. Upon transfer of such Trust Asset to the Trust pursuant to the terms of this Agreement, each Trust Asset has been transferred to the Trust in compliance, in all material respects, with all Requirements of Law and each Trust Asset was, immediately prior to its sale hereunder, legally and beneficially owned by the Trust Depositor free and clear of any Lien (except Permitted Liens), and upon each Purchase, the Trust shall acquire an ownership interest in each Trust Asset and in the Collections with respect thereto, free and clear of any Lien (except Permitted Liens).

            (e) Consents. With respect to each Purchased Asset, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Sellers or the Trust Depositor in connection with the transfer of such Assets to the Trust have been duly obtained, effected or given and are in full force and effect.

            (f) Environmental Conditions. To the knowledge of the Trust Depositor, the operations of the Seller Parties and the Eligible Resorts are in compliance with all Requirements of Law and none of the Eligible Resorts are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous wastes or substances into the environment.

            (g) Servicing. To the knowledge of the Trust Depositor, the servicing and collection practices used by the Seller Parties and their Affiliates have complied in all material respects with all Requirements of Law and have met customary industry standards for the servicing of receivables substantially similar to the Receivables.

            (h) Compliance with Laws. To the knowledge of the Trust Depositor, the Trust Assets were originated and have been serviced in compliance with, and do not contravene any Requirements of Law, including, without limitation, all Consumer Laws. To the knowledge of the Trust Depositor, each Seller Party has complied in all material respects with all applicable federal, state and local laws and regulations in the marketing and sales of the related Intervals, including without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, state securities and blue sky laws, the Interstate Land Sales Full Disclosure Act, the mail fraud statutes, land use, land sales, timeshare sales and zoning laws.

            (i) Patriot Act Matters. The Trust Depositor (a) is and at all times shall be in compliance with applicable OFAC regulations promulgated under the authority granted by the Trading with the Enemy Act ("TWEA"), 50 U.S.C. App. Section 1 et seq., and the International Emergency Economic Powers Act ("IEEPA"), 50 U.S.C. Section 1701 et seq., as the TWEA and
      the IEEPA may apply to Trust Depositor's activities; (b) is and at all times shall be in compliance with the Patriot Act and all rules and regulations promulgated under the Patriot Act as such act and the rules and regulations promulgated thereunder may be applicable to the Trust Depositor; and (c) (i) is not, to its actual current knowledge, now, nor, to its actual current knowledge, has ever been under investigation by any governmental authority for, nor has been charged with or convicted for a crime under, 18 U.S.C. Sections 1956 or 1957 or any predicate offense thereunder, or a violation of the Bank Secrecy Act; (ii) has never been assessed a civil penalty under any anti money laundering laws or predicate offenses thereunder; (iii) has not had any of its funds seized, frozen or forfeited in any action relating to any anti money laundering laws or predicate offenses thereunder; (iv) has taken such steps and is implementing, either directly or indirectly through third parties, such policies as are reasonably necessary to ensure that the Trust Depositor is not promoting, facilitating or otherwise intentionally furthering, the transfer, deposit or withdrawal of criminally derived property, or of money or monetary instruments which are (or which Trust Depositor suspects or has reason to believe are) the proceeds of any illegal activity or which are intended to be used to promote or further any illegal activity; and (v) is taking such steps and implementing, either directly or indirectly through third parties, such policies as are reasonably necessary to ensure that the Trust Depositor is in compliance with all laws and regulations applicable to its business for the prevention of money laundering and with anti terrorism laws and regulations, including with respect to the source of funds from its operations and that such steps include the development and implementation of an anti money laundering compliance program within the meaning of Section 352 of the Patriot Act, to the extent the Trust Depositor is required to develop such a program under the rules and regulations promulgated pursuant to Section 352 of the Patriot Act.. Nothing in this Section 5.2(i) shall be construed to imply that the provisions of the laws and regulations set forth herein are, in fact, applicable to the Trust Depositor.

            (j) FTC Holder Rule Language. None of the related Receivables include language from the Federal Trade Commission's trade regulation rule titled "Preservation of Consumers' Claims and Defenses" (16 C.F.R. Part
      433), including any language similar to the following: "Any holder of this consumer contract is subject to all claims and defenses which the debtor could assert against the seller of goods and services obtained [pursuant hereto or] with the proceeds hereof. Recovery hereunder by the debtor shall not exceed amounts paid by the debtor hereunder."

      Section 5.3. Survival; Knowledge; Notice of Breach. The representations and warranties set forth in this Article V shall survive the transfer of the Trust Assets to the Trust and termination of the rights and obligations of the Servicer under the Transaction Documents. Neither the survival or the liability of the Trust Depositor with respect to the Trust Depositor's representations and warranties set forth in this Article V shall be reduced by any due diligence or other investigation made by the Facility Administrator, the Trust, the Indenture Trustee or any Noteholder at any time or by the disclosure of any facts or circumstances to the Facility Administrator, the Trust, the Indenture Trustee or any Noteholder (whether prior to or after the date of this Agreement). Upon discovery by any Seller Party or the Facility Administrator of a breach of any of the representations and warranties in this Article V, the party discovering such breach shall give prompt written notice to the others.

      Section 5.4. Representations and Warranties of the Club and the Club Trustee.

      The Club Trustee represents and warrants, as of the Closing Date and each Transfer Date, as follows:

            (a) The Bluegreen Vacation Club Trust is a trust duly established in accordance with the Club Trust Agreement under the laws of the State of Florida for the purpose of holding and preserving certain property for the benefit of the beneficiaries referred to in the Club Trust Agreement. The Club Trustee has all necessary trust and other authorizations and powers required to carry out its obligations under the Club Trust Agreement in the State of Florida and in all other states in which it owns Resort Interests. The Bluegreen Vacation Club Trust is not a corporation or business trust under the laws of the State of Florida. The Bluegreen Vacation Club Trust is not taxable as an association, corporation or business trust under federal law or the laws of the State of Florida.

            (b) The Club Trustee is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida. As of the date of this Agreement, the Club Trustee is authorized to transact business in no other state. The Club Trustee is not an affiliate of the Servicer and is in compliance with the requirements of Chapter 721, Florida Statutes, that it be independent of the Servicer.

            (c) The Club Trustee had all necessary corporate power to execute and deliver, and has all necessary corporate power to perform its obligations under this Agreement, the other Transaction Documents to which it is a party, the Club Trust Agreement and the Club Management Agreement. The Club Trustee possesses all requisite franchises, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to discharge its obligations under the Club Trust Agreement.

            (d) A certified copy of the Club Trust Agreement has been delivered to the Facility Administrator together with all amendments and supplements in respect thereof.

            (e) The Club Trustee holds all right, title and interest in and to all of the Resort Interests related to the Receivables solely for the benefit of the Beneficiaries referred to in, and subject in each case to the provisions of, the Club Trust Agreement and the other documents and agreements related thereto. Except with respect to the Mortgages, the Club Trustee has permitted none of such Resort Interests to be made subject to any lien or encumbrance during the time it has been a part of the trust estate under the Club Trust Agreement.

            (f) There are no actions, suits, proceedings, orders or injunctions pending against the Bluegreen Vacation Club Trust or the Club Trustee, at law or in equity, or before or by any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

            (g) Neither the Bluegreen Vacation Club Trust nor the Club Trustee has incurred any indebtedness for borrowed money (directly, by guarantee, or otherwise).

            (h) All ad valorem taxes and other taxes and assessments against the Bluegreen Vacation Club Trust and/or its trust estate have been paid and neither the Servicer nor the Club Trustee knows of any basis for any additional taxes or assessments against any such property. The Bluegreen Vacation Club Trust has filed all required tax returns and has paid all taxes shown to be due and payable on such returns, including all taxes in respect of sales of Owner Beneficiary Rights (as defined in the Club Trust Agreement) and Vacation Points.

            (i) The Bluegreen Vacation Club Trust and the Club Trustee are in compliance in all material respects with all Requirements of Law applicable to it and in compliance with each material instrument, agreement or document to which it is a party or by which it is bound, including, without limitation, the Club Trust Agreement.

            (j) Except as expressly permitted in the Club Trust Agreement, the Club Trustee has maintained the One-to-One Beneficiary to Accommodation Ratio (as such terms are defined in the Club Trust Agreement).

            (k) Upon purchase of the Receivables and related Trust Assets hereunder, the Trust is an "Interest Holder Beneficiary" under the Club Trust Agreement and each of the Receivables constitutes "Lien Debt", "Purchase Money Lien Debt" and "Owner Beneficiary Obligations" under the Club Trust Agreement.

            (l) Except as disclosed to the Facility Administrator in writing, each Mortgage associated with a Receivable and granted by the Club Trustee or the Obligor on the related Receivable, as applicable, has been duly executed, delivered and recorded by or pursuant to the instructions of the Club Trustee under the Club Trust Agreement and such Mortgage is valid and binding and effective to create the lien and security interests it purports to create. Each of such Mortgages was granted in connection with the financing of a sale of a Resort Interest.

      Section 5.5. Representations and Warranties of the Servicer.

            The Servicer represents and warrants, as of the Closing Date and each Transfer Date, as follows:

            (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a Material Adverse Effect. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Trust Assets in accordance with the terms hereof except where the failure to be so licensed could not reasonably be expected to have a Material Adverse Effect.

            (b) Authorization; Binding Obligations. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

            (c) No Consent Required. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

            (d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any provisions of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Servicer or any of its properties or the Articles of Organization or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than this Agreement the result of which could reasonably be expect to have a Material Adverse Effect.

            (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would in the opinion of the Servicer have a Material Adverse Effect.

            (f) Margin Regulation. The Servicer is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any Margin Stock. The Servicer does not own any Margin Stock, and none of the proceeds of any Purchase will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Servicer will not take or permit to be taken any action which might cause any Transaction Document to violate any regulation of the Federal Reserve Board. Notwithstanding the foregoing, this Agreement shall not limit the Servicer's (so long as Bluegreen or any Affiliate thereof is the Servicer) ability to repurchase shares of its common stock so long as it is otherwise done in compliance with the terms hereof.

            (g) Collection Policy. The Servicer has complied in all material respects with the Collection Policy with regard to each Receivable and the related Contract, has notified the Facility Administrator and the Noteholders, in accordance with Section 6.3(o)(ii) hereunder, of any change to the Collection Policy, and has not made any change to the Collection Policy that would materially and adversely affect or impair the collectibility of any Receivable or that is a material change, except for such changes as to which the Facility Administrator and the Noteholders have been notified and as to which the Noteholders have consented. For purposes of this section, any change that would cause the Issuer to not be a qualifying special purpose entity, as "qualifying special purpose entity" is defined under GAAP, shall be material.

            (h) Compliance with Laws. The Servicer has complied with all Requirements of Law relating to or in connection with the servicing of the Receivables, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

            (i) Insurance. The Servicer and each Eligible Resort which is managed by the Club Managing Entity maintain such insurance coverage as may be required by any applicable Requirements of Law or pursuant to the Declarations for such Eligible Resort.

            (j) Club Ownership. Bluegreen Vacations Unlimited, Inc. is the sole Class B member of Bluegreen Vacation Club, Inc. and has the right to elect, and has elected, at least a majority of the board of directors of Bluegreen Vacation Club, Inc. Bluegreen Vacations Unlimited, Inc. has not pledged or encumbered or granted a security interest in respect of such interest.

            (k) Reservation System. Other than with respect to the services contracted for by the Club Managing Entity or any Affiliate thereof with a third party which rights under such contracts shall be licensed (on a non-exclusive basis) to the Indenture Trustee for the benefit of the Noteholders (which may include customary hardware or software leases, licenses or maintenance fees), the Reservation System is owned by the Club Managing Entity free and clear of any Liens, but subject to the provisions of the Club Management Agreement and the Club Trust Agreement, and the Club has the right to utilize such system under and pursuant to the Club Management Agreement. The Club Management Agreement is in full force and effect and no default on the part of the Club Trustee or the Club Managing Entity exists thereunder. The Servicer owns 100% of the equity capital of the Club Managing Entity.

            (l) Club Trust Agreement. A true and correct copy of the Club Trust Agreement is attached hereto as Exhibit E and is in full force and effect.

            (m) Bluegreen Vacation Club, Inc. Bluegreen Vacation Club, Inc. is a non-stock corporation duly formed, validly existing and in good standing under the laws of the State of Florida.

                                   ARTICLE VI

                                    COVENANTS

      Section 6.1. Covenants of the Trust Depositor.

      Until the date following the Facility Termination Date on which all Aggregate Outstandings have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, the Trust Depositor hereby covenants and agrees that:

            (a) Compliance with Laws; Preservation of Corporate Existence. The Trust Depositor will comply in all material respects with all Requirements of Law applicable to the Trust Depositor, the Receivables and the Intervals and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

            (b) Security Interests. Except as specifically contemplated by this Agreement, the Trust Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable in the Asset Pool or related Interval, whether now existing or hereafter transferred hereunder, or any interest therein, and the Trust Depositor will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Trust Depositor will immediately notify the Trust of the existence of any such Lien on any Receivable in the Asset Pool or related Interval; and the Trust Depositor shall defend the right, title and interest of the Trust in, to and under the Receivables in the Asset Pool and the related Interval, against all claims of third parties; provided, however, that nothing in this Section 6.l(b) shall prevent or be deemed to prohibit the Trust Depositor from suffering to exist Permitted Liens upon any of the Trust Assets or any related Interval.

            (c) Activities of Trust Depositor. The Trust Depositor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, receivable, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement, the other Transaction Documents and its Certificate of Incorporation.

            (d) Agreements. Except as contemplated by the Transaction Documents, the Trust Depositor shall not amend or modify the provisions of its Certificate of Incorporation, or issue any power of attorney except to the Trust or the Servicer.

            (e) Separate Corporate Existence. The Trust Depositor shall:

            (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. Except for payments to its equity holders in the form of a dividend and for payments for the Trust Assets purchased from the Sellers under the Sale and Contribution Agreement, the funds of the Trust Depositor will not be diverted to any other Person or used other than for corporate uses of the Trust Depositor.

            (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

            (iii) Ensure that, to the extent that it and any Seller (together with their respective stockholders or Affiliates) jointly do business with vendors or service providers or share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that it and any Seller (together with their respective stockholders or Affiliates) do business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arms' length basis.

            (iv) To the extent that Trust Depositor and any of its stockholders or Affiliates have offices at the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

            (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

            (vi) Otherwise operate as an entity with assets and liabilities distinct from those of the Sellers and any Affiliates thereof.

            (f) Location of Trust Depositor, Records; Instruments. The Trust Depositor (x) shall not change its name or state of incorporation or move the location of its chief executive office outside the State of Florida without 30 days' prior written notice to the Facility Administrator and the Indenture Trustee and (y) shall not move or permit the Servicer to move the location of the Receivable Files, other than to the Custodian, from the locations thereof on the Initial Transfer Date, without 30 days' prior written notice to the Facility Administrator and the Trustee and (z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction in order to evidence the Trust's ownership interest (and back-up grant of a first priority perfected security interest to the Trust (subject to Permitted Liens)) in all Trust Assets in the Asset Pool. The Trust Depositor will give the Facility Administrator and the Indenture Trustee prompt notice of a change within the State of Florida of the location of its chief executive office.

            (g) Accounting for Purchases. The Trust Depositor will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby or by the Sale and Contribution Agreement in any manner other than the sale or contribution of the Assets by the Sellers to the Trust Depositor in accordance with GAAP.

            (h) ERISA Matters. The Trust Depositor will not (a) engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to a

      Multiemployer Plan that the Trust Depositor may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Trust Depositor under ERISA or the Code.

            (i) Nature of Business. The Trust Depositor will engage in no business other than the purchase of Assets from the Sellers, the sale of Trust Assets to the Trust and the other transactions permitted or contemplated by this Agreement and the other Transaction Documents.

            (j) Seller Assets. With respect to each Asset acquired by the Trust Depositor from the Sellers, the Trust Depositor will (i) acquire such Asset pursuant to and in accordance with the terms of the Sale and Contribution Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Trust Depositor's ownership of such Asset, including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) against the Sellers in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, and (iii) take all additional action that the Trust may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Trust Assets.

            (k) Transactions with Affiliates. The Trust Depositor will not enter into, or be a party to, any transaction with any of its Affiliates, except
      (i) the transactions permitted or contemplated by this Agreement and the other Transaction Documents, and (ii) other transactions (including, without limitation, the lease of office space or computer hardware or software by the Trust Depositor to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Trust Depositor's business, and (C) upon fair and reasonable terms that are no less favorable to the Trust Depositor than could be obtained in a comparable arms'-length transaction with a Person not an Affiliate of the Trust Depositor. It is understood that any compensation arrangement for officers shall be permitted under clause (ii)(A) through (C) above if such arrangement has been expressly approved by the board of directors of the Trust Depositor.

            (l) Indebtedness; Investments. The Trust Depositor will not incur any Indebtedness other than Indebtedness arising hereunder or under the other Transaction Documents. Except for its residual interest in the Trust, the Trust Depositor will not make any Investments other than Permitted Investments.

            (m) Change in the Sale and Contribution Agreement. The Trust Depositor will not amend, modify, waive or terminate any terms or conditions of the Sale and Contribution Agreement except as permitted hereby.

            (n) Amendment to Bylaws and Certificate of Incorporation. The Trust Depositor will not amend, modify or otherwise make any change to its Bylaws or its Certificate of Incorporation to delete or otherwise nullify or circumvent the provisions set forth on Exhibit F hereto.

            (o) Authorized Signatory. Any person signing a Request Notice on behalf of Trust Depositor, as provided in Exhibit A hereto shall have the requisite power and authority to sign the same on behalf of the Trust Depositor.

            (p) Merger or Consolidation. The Trust Depositor shall not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions and except as otherwise contemplated herein) all or any material part of its assets (whether now owned or hereafter acquired) to, or acquire all or any material part of the assets of, any Person.

            (q) Limited Activities. Notwithstanding any other provision in this Section and any provision of law, the Trust Depositor shall not do any of the following:

            (i) engage in any business or activity other than as set forth in or permitted by its Certificate of Incorporation or Bylaws; or

            (ii) without the affirmative vote of a majority of the members of the Board of Directors of the Trust Depositor (which must include the affirmative vote of at least one duly appointed Independent director) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or seek to obtain relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no director may be required by any shareholder of the Trust Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is solvent.

            Section 6.2. General Covenants of the Club Trustee.

      Until the date following the Facility Termination Date on which all Aggregate Outstandings have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, the Club Trustee hereby covenants and agrees that:

            (a) No Conveyance. The Club Trustee agrees not to convey or grant any Lien upon any Owner Beneficiary Rights (or any Vacation Points appurtenant thereto) or Resort Interest in the Club relating to a Receivable which has been sold and assigned to the Trust unless the Indenture Trustee shall have issued an instruction to the Club Trustee pursuant to Section 8.07(c) of the Club Trust Agreement in connection with its exercise of its rights as an Interest Holder Beneficiary (as defined in the Club Trust Agreement) under Section 7.02 of the Club Trust Agreement.

            (b) Separate Corporate Existence. The Club Trustee shall:

            (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Club Trustee will not be diverted to any other Person or for other than trust or corporate uses of the Club Trustee, as applicable.

            (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders, beneficiaries or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

            (iii) Ensure that, to the extent that the Club Trustee and the Servicer (together with their respective stockholders or Affiliates) jointly do business with vendors or service providers or share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Club Trustee and the Servicer (together with their respective stockholders or Affiliates) do business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Club Trustee and any of its Affiliates shall be only on an arms' length basis.

            (iv) To the extent that the Club Trustee and any of its stockholders, beneficiaries or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

            (v) Conduct its affairs strictly in accordance with the Club Trust Agreement, its Amended and Restated Articles of Incorporation and its Bylaws, as applicable, and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders', trustees' and directors' meetings appropriate to authorize all trust and corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

            (c) Merger or Consolidation. The Club Trustee shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which the Club Trustee, as the case may be, has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Club Trustee, as the case may be, as an entirety, can lawfully perform the obligations of the Club Trustee hereunder and executes and delivers to the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Indenture Trustee which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Club Trustee under this Agreement.

            (d) Corporate Matters. Notwithstanding any other provision of this Section and any provision of law, the Club Trustee shall not do any of the following:

            (i) engage in any business or activity other than as set forth herein or in or as contemplated by the Club Trust Agreement, its Amended and Restated Articles of Incorporation or its Bylaws, as applicable;

            (ii) without the affirmative vote of a majority of the members of the board of directors (or Persons performing similar functions) of the Club Trustee (which must include the affirmative vote of at least one duly appointed Independent Director (as defined in the Club Trust Agreement)),
      (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, (G) terminate the Club Managing Entity as manager under the Club Management Agreement or (H) take any corporate action in furtherance of the actions set forth in clauses (A) through (G) above; provided, however, that no director may be required by any shareholder or beneficiary of the Club Trustee to consent to the institution of bankruptcy or insolvency proceedings against the Club Trustee so long as it is solvent;

            (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity; or

            (iv) with respect to the Club Trustee, amend or otherwise modify its Amended and Restated Articles of Incorporation or Bylaws or any definitions contained therein in a manner adverse to the Indenture Trustee or any Noteholder without the prior written consent of the Facility Administrator.

            (e) Indebtedness. The Club Trustee shall not incur any Indebtedness other than (i) trade payables and operating expenses (including taxes) incurred in the ordinary course of business or (ii) in connection with servicing Resort Interests included in the Club's trust estate in the ordinary course of business consistent with past practices; provided, that in no event shall the Club Trustee incur Indebtedness for borrowed money.

            (f) Amendments. The Club Trustee agrees not to amend or otherwise modify the Club Trust Agreement in a manner which could reasonably be expected to have an adverse effect on the Trust Assets, the Trust, the Indenture Trustee or the Noteholders, without the prior written consent of the Facility Administrator.

      Section 6.3. General Covenants of the Servicer and Bluegreen.

      Until the date following the Facility Termination Date on which all Aggregate Outstandings have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, so long as the Servicer is Bluegreen, the Servicer (and, Bluegreen, as applicable) covenants and agrees that:

            (a) Financial Covenants

            (i) Net Worth. Servicer agrees to maintain a Tangible Net Worth as of the last day of each calendar quarter equal to or greater than the sum of (i) 75% of Tangible Net Worth as of the end of the calendar quarter immediately prior to the date hereof plus (ii) 50% of Consolidated Net Income for each calendar quarter ending since such date.

            (ii) Leverage Ratio. The Servicer shall not permit its Leverage Ratio as of the last day of any calendar quarter to exceed 2.50:1.

            (iii) Interest Coverage Ratio. The Servicer shall not permit its Interest Coverage Ratio as of the last day of any calendar quarter to be less than 2.00:1. For the avoidance of doubt, a negative Consolidated Interest Expense number shall be deemed to be zero.

            (iv) Bluegreen Points. The Servicer shall not permit the total number of Vacation Points available at any time to be less than 930,661,200, which number represented at least 90% of all Vacation Points as of December 31, 2005.

            (v) Resorts. The Servicer shall not permit the total number of resorts included in the Club to be less than thirty-nine (39), which number represented approximately 90% of all resorts included in the Club as of December 31, 2005; provided that for purposes of this clause (v), a resort shall include all phases, subdivisions and/or developments at the same or substantially the same geographic location.

            (b) Inspections and Audits. Servicer shall, at such reasonable times during normal business hours and as often as may be reasonably requested, permit any agents or representatives of the Facility Administrator to inspect the Eligible Resorts and any of Servicer's assets (including financial and accounting books and records) relating thereto, to examine and make copies of and abstracts from the records and books of account of the Servicer or the Time Share Association (to the extent controlled by the Servicer) or serviced under the Servicing Agreement and to discuss its affairs, finances and accounts with any of its officers, employees or independent public accountants. Servicer acknowledges that the Facility Administrator intends to conduct such audits and inspections on at least an annual basis. Servicer shall make available to the Facility Administrator all credit information in Servicer's possession or under Servicer's control with respect to Obligors as the Facility Administrator may reasonably request. Upon the Facility Administrator's request, Servicer shall furnish to Facility Administrator evidence of payment of all real estate taxes relating to the Eligible Resorts. Servicer (to the extent Bluegreen or an Affiliate thereof is the Servicer hereunder) shall be required to pay all reasonable fees, costs and expenses incurred by the Facility Administrator for any and all Eligible Resorts inspections, audits and any other diligence relating to Servicer's finances or books or records.

            (c) Maintenance. For so long as the Time Share Association for the Eligible Resorts is managed by the Club Managing Entity, the Servicer shall use commercially reasonable best efforts to maintain the Eligible Resorts in good repair, working order and condition (ordinary wear and tear excepted).

            (d) Management Contract. For so long as the Time Share Association for the Eligible Resorts is managed by the Club Managing Entity, the manager, related management contract and master marketing and sale contract (if applicable) for each Eligible Resort shall at all times be reasonably satisfactory to the Facility Administrator. For so long as the Time Share Association for the Eligible Resorts is managed by the Club Managing Entity, the related management contract and master marketing and sale contract (if applicable) may not be amended or modified in a manner which could reasonably be expected to have a Material Adverse Effect, without the prior written consent of the Facility Administrator.

            (e) Release and Bonding of Liens. In the event any Lien (other than a Permitted Lien) attaches to any Receivable or related Trust Asset from any Person claiming from and through the Servicer or one of its Affiliates, the Servicer shall, within the earlier to occur of ten (10) days after such attachment or the respective lienholders action to foreclose on such lien, either (a) cause such lien to be released of record, or (b) provide the Indenture Trustee with a bond in accordance with the applicable laws of the state in which the Receivable or related Trust Asset is located, issued by a corporate surety acceptable to the Indenture Trustee, in an amount and in form reasonably acceptable to the Indenture Trustee, or (c) provide the Indenture Trustee with such other security as the Indenture Trustee may reasonably require.

            (f) Claims. Servicer shall: (a) promptly notify the Indenture Trustee and the Facility Administrator of (i) any claim, action or proceeding which may be reasonably expected to have a Material Adverse Effect, and (ii) any action, suit, proceeding, order or injunction of which Servicer becomes aware after the date hereof pending or threatened against or affecting Servicer or any Affiliate which may be reasonably expected to have a Material Adverse Effect; (b) at the request of Trust with respect to a claim or action or proceeding which arises from or through the Servicer or one of its Affiliates, appear in and defend, at Servicer's expense, any such claim, action or proceeding which would have a Material Adverse Effect; and (c) comply in all respects, and shall cause all Affiliates to comply in all respects, with the terms of any orders imposed on such Person by any Governmental Authority the failure to comply with which would have a Material Adverse Effect.

            (g) Negative Pledge. Except as contemplated by the Transaction Documents, the Servicer (i) shall not, and shall not permit the Club Managing Entity or any other Seller Party to, encumber, pledge or otherwise grant a Lien on the Reservation System (including, without limitation, all hardware, software and data in respect thereof), any Operating Contract or the Club Management Agreement, (ii) shall, and shall cause the Club Managing Entity, to use commercially reasonable efforts to keep the Reservation System operational, not to dispose of the same and to allow the Club the use of, and access to, the Reservation System in accordance with the terms of Club Management Agreement and (iii) shall not permit Bluegreen Vacations Unlimited, Inc. or any other Seller Party to encumber, pledge or otherwise grant a Lien in respect of its interest as a Class B member in Bluegreen Vacation Club, Inc.

            (h) Negative Pledge on Amenities and Common Areas. The Servicer shall (i) not, and shall not permit any other Seller Party or any Time Share Association managed by the Club Managing Entity to, and (ii) use its best efforts to not permit any other Time Share Association to, encumber, pledge or otherwise grant a Lien on any amenities or common areas or furnishings in respect of the Eligible Resorts.

            (i) Modifications of Receivables. Except in connection with a reduction or increase in the interest rate not in excess of 1.0% in respect of an Obligor's election to begin or cease making payments via pre-authorized checking, in connection with Upgrades or in connection with modifications to comply with the Servicemembers Civil Relief Act, the Servicer shall not reschedule, revise downward or defer payments on a Receivable or modify the terms or conditions of the related Contract or Mortgage in a manner adverse to the Trust unless the Note Majority shall have consented in writing to the same; provided that the Servicer shall, without the consent of the Note Majority, be permitted to modify, waive or amend the terms or conditions of the related Contract with respect to Receivables representing not more than 1.00% of the aggregate advances made under the Notes in connection only with Workout Receivables.

            (j) General. At all times during the term of this Agreement to the extent not required to be retained by the Custodian, Servicer shall maintain complete and accurate files and records pertaining to each Receivable and related Trust Assets and of all business activities and operations conducted by Servicer in connection with its performance under this Agreement. All such files and records shall, upon the Indenture Trustee's request, be delivered to the Indenture Trustee or its designee upon early termination of this Agreement.

            (k) Notices to Obligors.

            (i) Promptly after the Closing Date or applicable Transfer Dates, as the case may be, and, in any event, not later than five (5) Business Days thereafter, the Servicer will direct or otherwise cause all Obligors of Receivables, and shall instruct or cause all future Obligors of such Receivables with respect to such Receivables, to remit all payments with respect to such Receivables only (x) by check, money order, phone payment, or Western Union Quick Collect mailed to, or generated by, an office of the Servicer, (y) by check, wire transfer, money order or moneygram to the Lockbox or Lockbox Account or (z) by pre-authorized checking or credit card payment for deposit into the Lockbox Account.

            (ii) Within 30 days of the related Transfer Date for an Aruba Receivable, the Servicer shall confirm to the Custodian that notices have been mailed out to each Obligor under an Aruba Receivable that such Aruba Receivable has been transferred and assigned to the Trust and that the Trust has in turn, pledged such Aruba Receivable to the Indenture Trustee, in trust, for the benefit of the Noteholders. Such notice may include any notice or notices that the Bluegreen Properties, N.V.'s predecessors in title to the Aruba Receivable may give to the same Obligor with respect to any transfers and assignments of the Receivable by such predecessors. Such notice shall be in the form attached hereto as Exhibit N, as the same may be amended, revised or substituted by the Facility Administrator and the Servicer from time to time.

            (l) Compliance with Agreements and Requirements of Laws. The Servicer will comply, and cause its Affiliates to comply, in all respects with all applicable Requirements of Law, including, without limitation, all Requirements of Law that require the provision by the Trust, the Indenture Trustee, any Noteholder or Servicer of notices, disclosures or other communications to Obligors or to any other Person that has an interest in any property securing a Receivable, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. The Servicer will preserve and maintain its corporate existence, rights, licenses, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

            (m) Real Estate Taxes. Servicer will pay, or cause to be paid (to the extent funds are available from the Time Share Association), when due all of Servicer's and its Affiliates' liabilities in respect of real estate taxes relating to the Eligible Resorts. Servicer will pay, or cause to be paid, when due all of Servicer's and its Affiliates' liabilities in respect of real estate taxes relating to any shortfall pursuant to keepwell arrangements with the Timeshare Associations or otherwise in respect of unsold Intervals. Servicer shall notify the Facility Administrator promptly of the non-payment of real estate taxes relating to the Eligible Resorts.

            (n) Taxes. The Servicer will file or cause to be filed all United States federal tax returns and all other material tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing by it except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

            (o) Collection Policies.

            (i) The Servicer will (and will cause the Sellers to) (A) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (B) comply in all material respects with the Collection Policies in regard to each Receivable and the related Contract.

            (ii) At least thirty (30) days prior to the effectiveness of any change in or amendment to any Collection Policy that would materially and adversely affect or impair the collectibility of any Receivable or that is a material change, the Servicer shall provide to the Facility Administrator a copy of the Collection Policies then in effect and a notice indicating such change or amendment, requesting the Noteholders' consent thereto. The Servicer shall provide a copy of any change or amendment to any Collection Policy within thirty (30) days after the effectiveness of such change in or amendment to any Collection Policy. For purposes of this section, any change that would cause the Issuer to not be a qualifying special purpose entity, as "qualifying special purpose entity" is defined under GAAP, shall be material.

            (p) Insurance.

            (i) The Servicer shall maintain, or cause to be maintained, with financially sound and reputable insurance companies, such insurance coverage as may be required by any Requirements of Law or pursuant to any Declarations. The Servicer shall use its best efforts to cooperate with and assist the Trust and the Indenture Trustee to enable the Trust and the Indenture Trustee to (x) obtain an endorsement showing the Indenture Trustee as mortgage loss payee with respect to each policy of property and casualty insurance with respect to each Eligible Resort, to the extent of its interest thereunder and to the extent that it is entitled thereto under the Declarations, (y) obtain the benefits of a mortgagee under the Declarations with respect to such insurance and (z) exercise the rights and remedies of a mortgagee under the Declarations. On or before March 31 of each year commencing in 2007 or at any time upon request of the Facility

      Administrator, the Servicer shall deliver to the Facility Administrator, certifications evidencing coverage under all insurance policies described above.

            (ii) If (A) the deductible with respect to any all-risk property casualty insurance policy (excluding in respect of earthquake, flood and windstorm damage risk) or any third-party liability insurance policy exceeds $100,000 per occurrence and (B) after the occurrence of a loss, the applicable Time Share Association (x) must pay such deductible to obtain the benefits of such insurance and (y) is unable to pay such deductible, from the proceeds of assessments to owners of an Interval or cash reserves or otherwise, the Servicer shall be obligated to advance (for the purpose of satisfying such deductible) to the Time Share Association the amount of such deductible that is in excess of $100,000 in order to obtain the benefits of such insurance policies.

            (q) Exceptions; Recordation. The Servicer shall cause all exceptions to a Receivable File to be rectified within sixty (60) days of the related Transfer Date for such Receivable File. As soon as practicable after the related Transfer Date (but in no event later than ten (10) Business Days after such date (or as soon as practicable with respect to Receivables for which the original Mortgages are still at the related recording office)), the Servicer shall deliver in proper form for recording all Mortgage Assignments in respect of the Trust Assets to be recorded in the appropriate offices. Notwithstanding the foregoing sentence, the Servicer shall cause all evidences of recordation and all title insurance policies for which title commitments were delivered on the related Transfer Date to be delivered to the Custodian to be held as part of the Receivables File promptly after the Servicer's receipt of the same and in any event within 180 days of the related Transfer Date.

            (r) Remarketing. Bluegreen shall be obligated to use commercially reasonable efforts to remarket the Intervals related to Defaulted Receivables. Bluegreen shall not, with respect to the remarketing of the Intervals associated with the Defaulted Receivables and related Trust Assets, make any "adverse selection" with respect to such Trust Assets vis-a-vis other receivables serviced by Bluegreen. Bluegreen, on behalf of the Trust and at the discretion of the Facility Administrator, shall take all necessary steps to have the record title of the applicable Resort Interests subject to such Defaulted Receivables continue to be held by the Club Trustee. In such event, Bluegreen shall direct the Club Trustee, directly or through its agents, (i) to exercise the remedies provided for in the Club Trust Agreement, in the Receivables themselves or in the other Club documents with respect to such Defaulted Receivables and the Obligors thereunder and (ii) to remarket the "Owner Beneficiary Rights" (as defined in the Club Trust Agreement) of the Obligors under such Defaulted Receivables with the purpose of effecting a recovery of the maximum proceeds in respect of such Defaulted Receivables or finding replacements therefor. Bluegreen, at the request of the Facility Administrator, shall reserve its rights under the Club Trust Agreement and/or the applicable Mortgages to obtain, at any time, record title and all beneficial interests in respect of the Intervals related to Defaulted Receivables. All actions taken by Bluegreen in respect of any Defaulted Receivable shall, at all times, be carried out in a manner such that none of the Trust, the Facility Administrator, the Owner Trustee or the Indenture Trustee shall, under Requirements of Law, be deemed to be the developer or declarant of any Eligible Resort or the Club. Bluegreen shall deposit the proceeds associated with the remarketing of the Interval related to a Defaulted Receivable into the Collection Account and shall be paid the "Remarketing Fee" associated with such Interval from the proceeds of the remarketing thereof pursuant to Section 2.11 or pursuant to the Servicer Purchase Option. Bluegreen (in the event the

      Servicer is Bluegreen or an Affiliate thereof other than the Trust Depositor) shall at all times have the right (but not the obligation) to utilize the Servicer Purchase Option as set forth in Section 2.12 in lieu of performing the remarketing functions set forth in this Section. In connection with Bluegreen's performance of its remarketing duties hereunder Bluegreen (i) will undertake such duties in the ordinary course in a manner similar and consistent with (or better than) the manner in which Bluegreen sells or markets other timeshare properties it or its Affiliates owns and (ii) may not sell any Defaulted Receivables that are Trust Assets except for or as specifically permitted by this Agreement. Any proceeds from remarketing deposited into the Collection Account shall be in the form of cash. In no event shall the Trust originate any loan in connection with such remarketing.

            (s) Servicer Advances. The Servicer is obligated to make on the Business Day preceding a Payment Date advances of regularly scheduled principal and interest payments relating to any Receivable the subject of a delinquent payment (other than a Defaulted Receivable with respect to which there shall be no Servicer Advances) if it determines in its sole discretion that such advances will be recoverable in future periods (each a "Servicer Advance" and collectively the "Servicer Advances"). Such Servicer Advances are reimbursable from Collections pursuant to Section 2.11.

            (t) Termination of Club Managing Entity. The Servicer shall not permit the Club Managing Entity to terminate the Club Management Agreement without the prior written consent of the Facility Administrator, such consent not to be unreasonably withheld or delayed.

            (u) Modifications to Collection Policy. Without the prior written consent of the Note Majority, the Servicer will not, and will not permit any Seller Party to, make any change that would materially and adversely affect or impair the collectibility of any Receivable or that is a material change, to any Collection Policy. For purposes of this section, any change that would cause the Issuer to not be a qualifying special purpose entity, as "qualifying special purpose entity" is defined under GAAP, shall be material.

            (v) Fidelity Bond and Errors and Omissions Insurance. On or prior to the Closing Date, the Servicer shall maintain or cause to be maintained fidelity bond and errors and omissions insurance with respect to the Servicer in a minimum amount of $1,000,000 per policy and shall name the Indenture Trustee as an additional insured. No provision of this clause
      (v) requiring such fidelity bond or errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Indenture. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond or errors and omissions insurance coverage and, by the terms of such fidelity bond or errors and omissions insurance policy, the coverage afforded thereunder extends to the Servicer. On or before March 31 of each year commencing in 2007 or at any time upon request of the Facility Administrator, the Servicer shall deliver to the Facility Administrator, a certification evidencing coverage under such fidelity bond and the errors and omissions insurance. Any such fidelity bond or errors and omissions insurance policy (or endorsement thereto) shall contain a provision that such policy shall not be canceled or modified without ten (10) Business Days prior written notice to the Facility Administrator or such other amendment or cancellation provisions as may be acceptable to the Facility Administrator; provided that Servicer agrees to use commercially reasonable efforts to require the applicable insurer to provide 30 days prior written notice of any cancellation or modification.

                                  ARTICLE VII

                         SUBJECT TO CLUB TRUST AGREEMENT

      Section 7.1. Rights Subject to Club Trust Agreement. Notwithstanding anything to the contrary set forth herein or in any other Transaction Documents or otherwise, all references to the rights of the Trust and the Indenture Trustee with respect to Receivables shall be subject at all times to the provisions of the Club Trust Agreement and the other agreements executed by the Beneficiaries in connection therewith.

                                  ARTICLE VIII

                           SERVICER TERMINATION EVENTS

      Section 8.1. Servicer Termination Events.

      Each of the following events shall constitute a "Servicer Termination Event":

            (a) any failure by the Servicer to make any payment or deposit required to be made by the Servicer hereunder, under the Lockbox Agreement or any other Transaction Document and the continuance of such failure for a period of one (1) Business Day after the date on which such payment or deposit was due and not made provided, however, that in the event of a Force Majeure Delay, the period within which the Servicer shall make such payment or deposit shall be extended to such longer period as is appropriate, not to exceed 10 Business Days;

            (b) failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement, the Lockbox Agreement or any other Transaction Document (other than a covenant or agreement, the breach of which is specifically addressed elsewhere in this Section) which continues unremedied for 30 days after the earlier of (i) the date on which notice of such failure is delivered to Servicer or (ii) Servicer otherwise has actual knowledge of such fact;

            (c) any assignment by the Servicer of its duties or rights hereunder, under the Lockbox Agreement, or any other Transaction Document, except as specifically permitted hereunder or thereunder, or any attempt to make such an assignment;

            (d) an involuntary case under any applicable bankruptcy, insolvency or other similar law shall have been commenced in respect of the Servicer and shall not have been dismissed within 30 days, or a court having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer or for any substantial liquidation or winding up of its affairs;

            (e) the Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

            (f) (i) any failure by the Servicer to comply with the covenants contained in Section 6.3(a) which remains uncured for 30 days after the date on which such failure commences, (ii) any failure by the Servicer or Bluegreen to comply with the covenants contained in Section 6.3 (b), (g),
      (h), (i), (k), (l), (n), (p), (q) or (v); (iii) any failure by the Servicer to deliver the reports described in Article IX of this Agreement which remains uncured for five (5) Business Days after the date on which such failure commences; provided, however that the period within which Servicer shall deliver such reports shall be extended to such longer period up to 10 Business Days as is appropriate in the event of a Force Majeure Delay; or (iv) any failure on the part of the Servicer or Bluegreen to observe or perform any of its covenants or agreements set forth in any Transaction Document (other than as expressly provided for in another clause of this Section 8.1), which failure continues unremedied for a period of 30 days after the earlier of (i) the Servicer or Bluegreen obtains actual knowledge of such failure after due inquiry or (ii) the Facility Administrator, the Indenture Trustee or the Custodian provides the Servicer or Bluegreen with written notice of such failure.

            (g) any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after the earlier of (i) written notice thereof shall have been given to the Servicer by the Trust, the Indenture Trustee or the Facility Administrator or (ii) the Servicer otherwise has actual knowledge thereof, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

            (h) a default or breach shall occur under any other agreement, document or instrument to which the Servicer is a party or by which the Servicer or its property is bound that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness of the Servicer in excess of five percent (5%) of the Servicer's Tangible Net Worth, (ii) causes, or permits any holder of such Indebtedness or a trustee or agent to cause, Indebtedness or a portion thereof in excess of five percent (5%) of the Servicer's Tangible Net Worth to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such default is waived, or such right is exercised, by such holder, trustee or agent; provided that it shall not be a Servicer Termination Event solely under this clause (ii) if such default or breach is cured or waived within 60 days after the occurrence thereof so long as such cure or waiver is being diligently pursued, or (iii) results in such Indebtedness becoming due prior to its stated maturity or prior to its regularly scheduled dates of payment;

            (i) as of any  Determination  Date,  the Trailing Three Month (60 to
      120) Day Delinquency Rate exceeds 7.0% and such excess shall exist for 30 days;

            (j) as of any Determination Date, the Trailing Six Month Default Rate exceeds 8.0% and such excess shall exist for 30 days;

            (k) as of any Determination Date, with respect to any Tranche, the Lifetime Cumulative Default Rate for such Tranche shall exceed the Lifetime Servicer Cumulative Default Threshold for such Tranche and such excess with respect to such Tranche shall continue for 30 days;

            (l) any Eligible Resort (except for La Cabana Beach & Racquet Club and Casa del Mar Beach Resort or other resort approved by the Noteholders) shall fail to be a Bluegreen Vacation Club Component Site Resort or otherwise fail to maintain all rights and privileges with respect to the Club, and such failure shall exist for 30 days;

            (m) any Eligible Resort (except for La Cabana Beach & Racquet Club and Casa del Mar Beach Resort or other resort approved by the Noteholders) shall cease to be managed and operated by Bluegreen or one of its Subsidiaries and such condition shall continue for 30 days; provided that it shall not be a Servicer Termination Event under this clause (m) if any successor manager or operator of any Eligible Resort (other than Bluegreen or one of its Subsidiaries) is reasonably acceptable to the Facility Administrator; provided further that this clause (m) shall not be a Servicer Termination Event so long as none of General Electric Capital Corporation or any of its Affiliates is the Facility Administrator or a Noteholder;

            (n) the operating budgets and reserve accounts for the Time Share Associations at each Eligible Resort (except for La Cabana Beach & Racquet Club and Casa del Mar Beach Resort) shall fail to be maintained in compliance with all applicable Requirements of Law and the applicable Time Share Documents and such failure shall continue for 30 days; or

            (o) a Change of Control shall occur.

In the event that any party hereto becomes aware of a Servicer Termination Event (or an event which with the passage of time or giving of notice would become a Servicer Termination Event) such party shall promptly notify the other parties hereto. Additionally, upon the occurrence of a Servicer Termination Event and the Facility Administrator's giving of notice of a Service Transfer pursuant to
Section 8.2(a) hereof, such Servicer Termination Event shall be irrevocably deemed to have "occurred and be continuing" unless otherwise waived by more than 50% of the Outstanding Amount; provided, further, that so long as Bluegreen or an Affiliate of Bluegreen is not the Servicer, clauses (h) through (o) of this
Section 8.1 shall not constitute a Servicer Termination Event.

      Section 8.2. Service Transfer.

            (a) If a Servicer Termination Event has occurred and is continuing, the Facility Administrator, at the direction of the Noteholders shall, by written notice delivered to the Servicer, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions (such termination being herein called a "Service Transfer" and such terminated Servicer, being called a "Predecessor Servicer"); provided that notwithstanding anything in this Agreement to the contrary, in the event the Back-up Servicer shall become the Servicer hereunder, at any time thereafter the Back-up Servicer may resign from its duties as Servicer upon ninety (90) days written notice to the Indenture Trustee and the Facility Administrator.

            (b) Upon receipt of the notice required by Section 8.2(a) (or, if later, on a date designated therein), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Trust Assets or otherwise shall pass to and be vested in the Back-up Servicer (the "Successor Servicer") pursuant to and under this Section 8.2; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. In the event that the Back-up Servicer is unable to act as the Successor Servicer, subject to Section 3.7(e) of the Indenture, the Indenture Trustee without further action shall be appointed as Successor Servicer pursuant to and under this
      Section 8.2. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Receivables and the related Trust Assets. The Servicer shall transfer to the Successor Servicer (i) all records held by the Servicer relating to the Receivables and the related Trust Assets in such electronic form as the Successor Servicer may reasonably request and (ii) any Receivables Files in the Servicer's possession relating to the Receivables and the related Trust Assets. In addition, the Servicer shall permit access to its premises during normal business hours provided reasonable notice has been provided to the Servicer (including all computer records and programs to the extent permitted under any related licensing agreements) to the Successor Servicer or its designee, and shall pay the reasonable out-of-pocket transition expenses of the Successor Servicer.

      Section 8.3. Successor Servicer to Act; Appointment of Successor Servicer. On or after a Service Transfer pursuant to Section 8.2, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the other Transaction Documents and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its representations and warranties or covenants contained herein or in any related document or agreement. On or after a Service Transfer pursuant to Section 8.2, the Successor Servicer shall be the successor in all respects to the Trust Administrator in its capacity as Trust Administrator under the Administration Agreement and the transactions set forth or provided for therein.

      Section 8.4. Effect of Transfer.

            (a) After a Service Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Receivables and the related Trust Assets and the Successor Servicer appointed pursuant to Section 8.2 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Receivables and the related Trust Assets.

            (b) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Receivables and the related Trust Assets.

      Section 8.5. Successor Servicer Indemnification. The Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any illegal, willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations or covenants of the Servicer in Sections 5.5 and
6.3 hereof. The indemnification provided by this Section 8.5 shall survive the termination of this Agreement.

      Section 8.6. Responsibilities of the Successor Servicer. The Successor Servicer will not be responsible for delays attributable to the Predecessor Servicer's failure to deliver information, defects in the information supplied by the Predecessor Servicer or other circumstances beyond the control of the Successor Servicer.

      The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Predecessor Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Receivable payment history,
(iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable loan information.

      The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or from the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Receivable with Requirements of Law or the breach or the inaccuracy of any representation or warrant made with respect to any Receivable.

      Section   8.7.   Waiver  of  Servicer   Termination   Event.   Noteholders
representing more than 50% of the Outstanding Amount, may, by written notice delivered to the parties, waive any Servicer Termination Event.

                                   ARTICLE IX

                       PERFORMANCE AND DUTIES OF SERVICER

      Section 9.1. General Requirements of Servicer. Servicer will maintain a loan processing database and will service the Receivables and the other Trust Assets in accordance with generally accepted receivables servicing practices for similar types of receivables. In the performance of its duties, unless otherwise specifically provided herein, Servicer shall comply with the terms of the Receivables signed by the Obligor. Servicer shall use commercially reasonable efforts (consistent with the preceding sentence) to collect and shall process all payments in accordance with its present practice. Servicer shall also provide the Facility Administrator with monthly reports of all cash flow (including any delinquencies), together with such other information reasonably requested by the Facility Administrator all in the form attached hereto as
Schedule II as well as the reports described in this Article IX; provided, however, in the event of a Service Transfer, the Back-up Servicer shall provide the Facility Administrator with monthly reports of all cash flow (including any delinquencies), together with such other information reasonably requested by the Facility Administrator in the form attached hereto as Schedule II as well as the reports described in Sections 9.4 and 9.6 hereof only. Bluegreen will remarket Intervals related to Defaulted Receivables pursuant to Section 6.3(r) hereof and make Servicer Advances pursuant to Section 6.3(s) hereof. Notwithstanding anything to the contrary contained herein, upon a Service Transfer, the Back-up Servicer shall be under no obligation to remarket Intervals related to Defaulted Receivables pursuant to Section 6.3(r) hereof, make Servicer Advances pursuant to Section 6.3(s) hereof or provide the information set forth in Section 9.4(h) or Section 9.12 hereof.

      Section 9.2. Servicer as Independent Contractor. Servicer shall have the status of an independent contractor. Nothing herein contained shall be considered to create a partnership or joint venture between the Trust, the Facility Administrator, the Servicer or any Noteholder. Servicer is not to be considered an agent or employee of the Trust or the Facility Administrator for any purpose, and the employees of Servicer are not entitled to any of the benefits that the Trust, the Facility Administrator or any Noteholder provides its employees.

      Section 9.3. [Omitted]

      Section 9.4. Description of Reports. For each Collection Period during the term of this Agreement, Servicer will prepare the following standard industry reports and submit them to the Facility Administrator and the Indenture Trustee no later than the second Business Day prior to the related Payment Date (collectively, the "Monthly Report"):

            (a) Title:     Trial/Aging Balance Report
                Purpose:   A  listing   of  all   Receivables   indicating   the
                           outstanding principal balance of each Receivable and the aggregate outstanding balance of all Receivables.

            (b) Title:     New Receivables Report
                Purpose:   A listing of all Receivables added to the Receivables
                           Pool during such month.

            (c) Title:     Cash Receipts Report
                Purpose:   A listing of all  Receivables  showing the  following
                           with
                           respect to each Receivable and totals with respect to
                           all  Receivables:   payments   received,   showing  a
                           breakdown into principal, interest and other amounts paid.

            (d) Title:     Delinquency/Default/Aging Report
                Purpose:   A listing of all Receivables  showing  delinquencies,
                           broken  down into  columns  indicating  the length of
                           such  delinquencies at 30 days, 60 days, 90 days, and
                           120  days  or  more,  a  listing  of  all   Defaulted
                           Receivables and a computer diskette or magnetic tape prepared in the form of Schedule II hereto which provides the aging history of the Receivables.

            (e) Title:     Cancellation,     Prepayment,     Upgrades,    Aging,
                           Remarketing,  Payoff  and  Servicer  Purchase  Option
                           Report
                Purpose:   A listing of all  Receivables  which were:  canceled,
                           paid  off  in  their  entirety,   the  subject  of  a
                           prepayment  or Upgrade  or  subject  to the  Servicer
                           Purchase  Option.  An aging report of all repossessed
                           Intervals. A listing of all Receivables subject to remarketing with the sales price of all remarketed
                           Intervals compared against the original sales price.

            (f) Title:     Summary Report
                Purpose:   A report in the form of Schedule  II attached  hereto
                           or  such  other  form  as  approved  by the  Facility
                           Administrator  summarizing  changes  from  the  prior
                           month's report.  The Facility  Administrator may from
                           time to time in its reasonable  discretion modify the
                           reporting   requirements   and  add   reports  on  an
                           as-needed  basis,  which Servicer shall complete in a
                           timely    fashion.    Servicer   and   the   Facility
                           Administrator   shall   agree   upon  the  timing  of
                           preparation and delivery of additional reports and the additional cost, if any, of the modification.

            (g) Title:     Cash Flow Report
                Purpose:   A report which delineates total Collections  received
                           for a Collection Period, Servicer Advances made with respect to the related Payment Date as well as fees to third party service providers (i.e. Indenture
                           Trustee Fees, Lockbox Fees, etc.).

            (h) Title:     Vacation Points
                Purpose:   A report which lists all outstanding  Vacation Points
                           and the total amount of available Accommodations relating thereto.

      Section 9.5.  Officer's  Certificate.  The Reports  delivered  pursuant to
Section 9.4 hereof shall be accompanied by a certificate of an Officer of the Servicer substantially in the form of Exhibit G, certifying the accuracy of the Reports and that no Servicer Termination Event or event that with notice or lapse of time or both would become a Servicer Termination Event has occurred, or if such event has occurred and is continuing, specifying the event and its status; provided, however, that this Section 9.5 shall not apply after the occurrence of a Service Transfer.

      Section 9.6. Annual Report of Accountants.

            (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants") (provided that if the Back-up Servicer becomes the Servicer hereunder, such accountants shall not be required to be "nationally recognized"), to deliver to the Facility Administrator and the Indenture Trustee beginning on April 30, 2007, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a statement (the "Accountant's Report") addressed to the Board of Directors of the Servicer and Servicer will promptly provide a copy to the Facility Administrator and the Indenture Trustee to the effect that such firm has audited the financial statements of Servicer and issued its report thereon and that such audit:

            (i) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and

            (ii) so long as Bluegreen or one of its Affiliates is the Servicer, included an examination of documents and records relating to the servicing of the Receivables and the related Trust Assets under this Agreement.

The Accountant's Report shall further state that (so long as Bluegreen or one of its Affiliates is the Servicer):

                  (1) a review in accordance with agreed upon procedures was made of one randomly selected Monthly Report; and

                  (2) except as disclosed in the Report, no exceptions or errors in the Monthly Report so examined were found.

            (b) The Accountant's Report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

      Section 9.7. Annual Statement of Compliance from Servicer. The Servicer (in the event the Servicer is Bluegreen or an Affiliate thereof) will deliver to the Facility Administrator and the Indenture Trustee, on or before March 31 of each year commencing March 31, 2007, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate, (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this

Agreement, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof, and (c) to such officer's knowledge, based on such review, the Servicer has provided all required privacy notices to Obligors in accordance with and to the extent required by the Gramm-Leach-Bliley Act, as amended or modified from time to time.

      Section 9.8. Sales and Inventory Reports. A quarterly report showing all sales and cancellations of sales of Intervals on Eligible Resorts on a resort by resort basis, in form and content reasonably satisfactory to the Facility Administrator; and within thirty (30) Business Days after the end of each fiscal year (provided the Servicer is Bluegreen or an Affiliate thereof), an annual sales and inventory report for the Eligible Resorts detailing the sales of all Intervals on a resort by resort basis during such fiscal year and the available inventory of Units and Intervals, certified by the Servicer (provided the Servicer is Bluegreen or an Affiliate thereof) to be true, correct and complete and otherwise in the form approved by the Trust.

      Section 9.9. Financial Reports.

            (a) Not later than the earlier of (A) 120 days after the end of each fiscal year of the Servicer and (B) the public filing with the SEC of the Servicer's Form 10-K for such fiscal year, the Servicer shall deliver to the Facility Administrator the audited consolidated financial statements of the Servicer (provided the Servicer is Bluegreen or an Affiliate thereof).

            (b) Not later than the earlier of (A) 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Servicer and (B) the public filing with the SEC of the Servicer's Form 10-Q for each such fiscal quarter, the Servicer shall deliver to the Facility Administrator unaudited financial statements of Servicer (provided the Servicer is Bluegreen or an Affiliate thereof) certified by its chief financial officer as fairly presenting the financial position of Bluegreen and its Subsidiaries, as well as, to the extent requested by the Facility Administrator and available to Servicer (provided the Servicer is Bluegreen or an Affiliate thereof), unaudited bi-annual financial statements of the Time Share Association.

            (c) Each delivery of financial statements under this Section 9.9 shall be accompanied by a certificate of the Servicer's chief financial officer certifying as to its compliance with the covenants contained in
      Section 6.3(a).

      Section 9.10. Time Share Association Reports; Club Reports.

            (a) To the extent the Servicer is Bluegreen and Bluegreen or its Affiliates control the Eligible Resort, the Servicer shall deliver to the Facility Administrator the annual unaudited financial statements of each Time Share Association not later than 90 days, and the annual audited financial statements of each Time Share Association not later than 180 days, after the end of each fiscal year of the Time Share Association, and, to the extent the Eligible Resort is not in the Servicer's or one of its Subsidiaries control, the Servicer shall make a good faith effort to obtain the same from the respective Time Share Association within such time periods.

            (b) Not later than 180 days after the end of each fiscal year of the Club, the Servicer shall deliver to the Facility Administrator the annual financial statements of the Club.

      Section 9.11. Audit Reports. Promptly upon receipt thereof, one (1) copy of each other report submitted to Servicer by its independent public accountants in connection with any annual, interim or special audit made by them of the books of the Servicer.

      Section 9.12. Other Reports. Such other reports, statements, notices or written communications relating to the Servicer, the Time Share Associations or the Eligible Resorts as are available to Servicer and as the Facility Administrator may reasonably require.

      Section 9.13. SEC Reports. Promptly upon their becoming publicly available one (1) copy of each financial statement, report, notice or proxy statement sent by the Servicer to security holders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Servicer with, or received by Servicer in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency. The parties agree that current reports filed on Form 8-K are not regular or periodic reports required to be delivered hereunder.

                                   ARTICLE X

                             FACILITY ADMINISTRATOR

      Section 10.1. Appointment; Nature of Relationship. General Electric Capital Corporation is hereby appointed by each Noteholder as its contractual representative (herein referred to as the "Facility Administrator") hereunder and under each other Transaction Document, and each of the Noteholders irrevocably authorizes the Facility Administrator to act as the contractual representative of such Noteholder with the rights and duties expressly set forth herein and in the other Transaction Documents. The Facility Administrator agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Facility Administrator," it is expressly understood and agreed that the Facility Administrator shall not have any fiduciary responsibilities to any Noteholder by reason of this Agreement or any other Transaction Document and that the Facility Administrator is merely acting as the contractual representative of the Noteholders with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the Noteholders' contractual representative, the Facility Administrator (i) does not hereby assume any fiduciary duties to any of the Noteholders and (ii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Noteholders hereby agrees to assert no claim against the Facility Administrator on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Noteholder hereby waives.

      Section 10.2. Powers. The Facility Administrator shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Facility Administrator by the terms thereof, together with such powers as are reasonably incidental thereto. The Facility Administrator shall have no implied duties to the Noteholders, or any obligation to the Noteholders to take any action thereunder except any action specifically provided by the Transaction Documents to be taken by the Facility Administrator.

      Section 10.3. General Immunity. Neither the Facility Administrator nor any of its directors, officers, agents or employees shall be liable to any Noteholder for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

      Section 10.4. No Responsibility for Advances, Recitals, etc. Neither the Facility Administrator nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify
(a) any statement, warranty or representation made in connection with any Transaction Document or any advances hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, including, without limitation, any agreement by an obligor to furnish information directly to each Noteholder; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Facility Administrator; (d) the existence or possible existence of any Event of Default, Servicer Termination Event or Termination Event; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Servicer or its Subsidiaries. The Facility Administrator shall have no duty to disclose to the Noteholders information that is not required to be furnished by the Servicer to the Facility Administrator at such time, but is voluntarily furnished by the Servicer to the Facility Administrator (either in its capacity as Facility Administrator or in its individual capacity); provided that if any such information is provided to any Noteholder by the Facility Administrator, the Facility Administrator shall provide such information to all Noteholders.

      Section 10.5. Action on Instructions of Noteholders. The Facility Administrator shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by the Noteholders holding the required percentage of the Outstanding Amount, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Noteholders. The Noteholders hereby acknowledge that the Facility Administrator shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Transaction Document unless it shall be requested in writing to do so by the Noteholders. The Facility Administrator shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Noteholders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

      Section 10.6. Employment of Agents and Counsel. The Facility Administrator may execute any of its duties as Facility Administrator hereunder and under any other Transaction Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Noteholders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Facility Administrator shall be entitled to advice of counsel concerning the contractual arrangement between the Facility Administrator and the Noteholders and all matters pertaining to the Facility Administrator's duties hereunder and under any other Transaction Document.

      Section 10.7. Reliance on Documents; Counsel. The Facility Administrator shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper, data or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Facility Administrator, which counsel may be employees of the Facility Administrator.

      Section 10.8. Facility Administrator's Reimbursement and Indemnification. Each Noteholder agrees to reimburse and indemnify the Facility Administrator ratably in proportion to the aggregate Outstanding Amount held by such Noteholder (i) for any amounts not reimbursed by the Servicer, any Seller, the Trust or the Trust Depositor for which the Facility Administrator is entitled to reimbursement by the Servicer, any Seller, the Trust or the Trust Depositor under the Transaction Documents, (ii) for any other expenses incurred by the Facility Administrator on behalf of the Noteholders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents (including, without limitation, for any expenses incurred by the Facility Administrator in connection with any dispute between the Facility Administrator and any Noteholder or between two or more of the Noteholders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Facility Administrator in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Facility Administrator in connection with any dispute between the Facility Administrator and any Noteholder or between two or more of the Noteholders), or the enforcement of any of the terms of the Transaction Documents or of any such other documents, provided that no Noteholder shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Facility Administrator. The obligations of the Noteholders under this Section 10.8 shall survive payment of all amounts hereunder and termination of this Agreement.

      Section 10.9. Notice of Default. The Facility Administrator shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, Servicer Termination Event or Termination Event unless the Facility Administrator has received written notice from a Noteholder, the Trust, the Trust Depositor, the Indenture Trustee or the Servicer referring to this Agreement describing such Event of Default, Servicer Termination Event or Termination Event and stating that such notice is a "notice of default" or words of similar import. In the event that the Facility Administrator receives such a notice, the Facility Administrator shall give prompt notice thereof to the Indenture Trustee and the Noteholders.

      Section 10.10. Rights as a Noteholder. In the event the Facility Administrator is a Noteholder, the Facility Administrator shall have the same rights and powers hereunder and under any other Transaction Document as any Noteholder and may exercise the same as though it were not the Facility Administrator, and the term "Noteholder" or "Noteholders" shall, at any time when the Facility Administrator is a Noteholder, unless the context otherwise indicates, include the Facility Administrator in its individual capacity. The Facility Administrator and its Affiliates may lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Servicer or any of its Subsidiaries in which the Servicer or such Subsidiary is not restricted hereby from engaging with any other Person.

      Section 10.11. Noteholder Credit Decision. Except as expressly set forth in this Section 10.11, each Noteholder acknowledges that it has, independently and without reliance upon the Facility

Administrator   or  any  other  Noteholder  and  based  on  such  documents  and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Noteholder also acknowledges that it will, independently and without reliance upon the Facility Administrator or any other Noteholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents. Notwithstanding the foregoing, the Noteholders acknowledge and the Facility Administrator agrees that the Facility Administrator will perform certain due diligence including tests resulting in FICO scores with respect to the Obligors of certain Receivables and various file review procedures as selected by the Facility Administrator (collectively, the "Specified Procedures"). The Facility Administrator shall be under no duty to inquire as to the accuracy or genuineness of the information provided to it in conducting the Specified Procedures nor shall it have any duty to review any information other than such files, reports and other information provided to it by Bluegreen.

      Section 10.12. Successor Facility Administrator. The Facility Administrator, with the written consent of the Servicer (so long as Bluegreen or an Affiliate thereof is the Servicer), which consent shall not be unreasonably withheld or delayed, may resign at any time by giving written notice thereof to the Noteholders and the Servicer, such resignation to be effective upon the appointment of a successor Facility Administrator or, if no successor Facility Administrator has been appointed, forty-five days after the retiring Facility Administrator gives notice of its intention to resign. The Facility Administrator may be removed at any time with or without cause by written notice received by the Facility Administrator from all of the Noteholders, such removal to be effective on the date specified by such Noteholders. Upon any such resignation or removal, the Noteholders shall have the right to appoint, on behalf of the Noteholders, a successor Facility Administrator with the written consent of the Servicer (so long as the Servicer is Bluegreen or an Affiliate thereof), which such consent shall not be unreasonably withheld or delayed. If no successor Facility Administrator shall have been so appointed by the Noteholders within thirty days after the resigning Facility Administrator's giving notice of its intention to resign, then the resigning Facility Administrator may appoint, on behalf of the Noteholders, a successor Facility Administrator. Notwithstanding the previous sentence, the Facility Administrator may at any time without the consent of the Servicer or any Noteholder, appoint any of its Affiliates which is a commercial bank or other financial institution as a successor Facility Administrator hereunder. If the Facility Administrator has resigned or been removed and no successor Facility Administrator has been appointed, the Noteholders may perform all the duties of the Facility Administrator hereunder and for all other purposes shall deal directly with the parties hereto. No successor Facility Administrator shall be deemed to be appointed hereunder until such successor Facility Administrator has accepted the appointment. Upon the acceptance of any appointment as Facility Administrator hereunder by a successor Facility Administrator, such successor Facility Administrator shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Facility Administrator. Upon the effectiveness of the resignation or removal of the Facility Administrator, the resigning or removed Facility Administrator shall be discharged from its duties and obligations hereunder and under the Transaction Documents. After the effectiveness of the resignation or removal of a Facility Administrator, the provisions of this Article X shall continue in effect for the benefit of such Facility Administrator in respect of any actions taken or omitted to be taken by it while it was acting as the Facility Administrator hereunder and under the other Transaction Documents.

                                   ARTICLE XI

                         ASSIGNMENTS; REPURCHASE OPTION

      Section 11.1. Assignments; Participations.

            (a) Except as otherwise contemplated by or permitted under this Agreement, neither the Trust, the Trust Depositor nor the Servicer may assign its rights under this Agreement without the prior written consent of more than 66 2/3% of the Outstanding Amount.

            (b) Any Noteholder may, in the ordinary course of its business and in accordance with Requirements of Law, at any time sell to one or more banks or other entities ("Participants") participating interests in the Notes. In the event of any such sale by a Noteholder of participating interests to a Participant, such Noteholder's obligations under the Transaction Documents shall remain unchanged, such Noteholder shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable under this Agreement or the other Transaction Documents shall be determined as if such Noteholder had not sold such participating interests, and all parties shall continue to deal solely and directly with such Noteholder in connection with such Noteholder's rights and obligations under the Transaction Documents.

            (c) Except as provided in the applicable Note Purchase Agreement, any Noteholder may, in the ordinary course of its business and in accordance with Requirements of Law, at any time assign to one or more banks or other entities all or any part of its rights and obligations under the Transaction Documents.

      Section 11.2. Trust Depositor's Repurchase Option.

      Following Trust Depositor's written notice to the Indenture Trustee and the Facility Administrator at least twenty (20) days prior to a Payment Date, if
(i) the Receivable Balance of all Receivables in the Asset Pool is then less than 10.00% of the aggregate Receivable Balances of the Receivables purchased hereunder when so purchased and (ii) Bluegreen or an Affiliate of Bluegreen is the Servicer, then the Trust Depositor may (but is not required to) repurchase from the Trust on that Payment Date all outstanding Trust Assets at a price equal to the Aggregate Outstandings. Such price is to be deposited in the Collection Account one Business Day before such Payment Date, against the Indenture Trustee's retransfer and release of the Receivables and related Trust Assets to the Trust Depositor.

                                   ARTICLE XII

                                   TERMINATION

      Section 12.1. Sale of Trust Assets.

      (a) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Payment Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Payment Date, on the Payment Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to allocate such Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein) in accordance with Section 2.11.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      Section 13.1. Amendments and Waivers.

      (a) This Agreement may be amended from time to time by the Trust Depositor, the Servicer, the Facility Administrator, the Indenture Trustee and the Owner Trustee on behalf of the Trust, collectively, but without the consent of the Noteholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein which may be ambiguous or inconsistent with any other provisions herein or in any other Transaction Document, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement.

      (b) Without limiting Section 13.1(a) above, this Agreement may also be amended from time to time by the Trust Depositor, the Servicer, the Facility Administrator, the Indenture Trustee and the Owner Trustee on behalf of the Trust, with the consent of the Note Majority, provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions which are required to be made on any Note, (ii) amend the Reserve Account Required Amount or the manner in which the Reserve Account is funded,
(iii) change the interest rate on any Notes or adversely affect the priority of payment of principal or interest made to the Noteholders or (iv) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all of the Noteholders. Unless otherwise expressly stated in any Transaction Document, any provisions requiring the consent of the Noteholders under the Transaction Documents shall require the consent of the Note Majority.

      (c) Promptly after the execution of any such amendment or consent not requiring Noteholder consent, the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Noteholder. It shall not be necessary for the consent of Noteholders pursuant to Section 13.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders of the execution thereof shall be subject to such reasonable requirements the Indenture Trustee may prescribe.

      (d) Prior to the execution of any amendment to this Agreement, pursuant to
Section 13.1(a) the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

      (e) Upon the  execution  of any  amendment  or  consent  pursuant  to this
Section 13.1, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Notes and Certificates theretofore or thereafter issued hereunder shall be bound thereby.

      Section 13.2. Protection of Title to Trust.

      (a) The Servicer shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust, the Noteholders, the Indenture Trustee and the Owner Trustee in the Trust Assets and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) Neither the Trust, the Trust Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Trust, the Owner Trustee, the Facility Administrator and the Indenture Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c) The Trust, the Trust Depositor and the Servicer shall give the Facility Administrator, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice of any relocation of the principal executive office of the Trust Depositor and the Servicer (in the case of notice provided by the Servicer) if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States.

      (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in or credited to the Collection Account in respect of each Receivable.

      (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that shall refer to a Receivable indicate clearly the interest of the Trust and the Indenture Trustee in such Receivable and that such Receivable is owned by the Trust and has been pledged to the Indenture Trustee. Indication of the Trust's ownership of and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Indenture Trustee's Lien on the related Receivable shall have been released in accordance with the applicable provisions of the Transaction Documents.

      (f) If at any time the Trust Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in vacation timeshare contracts to any prospective purchaser, lender or other transferee, the Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust and has been pledged to the Indenture Trustee.

      (g) Upon request, the Servicer shall furnish to the Facility Administrator and the Indenture Trustee, within five Business Days, a list of all Receivables then held as part of the Trust Assets, together with a reconciliation of such list to the Schedule of Receivables and to each of the Monthly Reports furnished before such request indicating removal of Receivables from the Trust.

      (h) The Servicer shall deliver to the Owner Trustee, the Facility Administrator and the Indenture Trustee promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

      Section 13.3. Notices, Etc.

      All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telefax transmission with a verbal confirmation of receipt (except that notices and communications pursuant to Article II shall not be effective until received with respect to any notice sent by mail or telex), in all cases addressed to the recipient as follows:

      If to Bluegreen or the Servicer:          Bluegreen Corporation
                                                4960 Conference Way North,
                                                Suite 100
                                                Boca Raton, Florida 33431
                                                Attn: Anthony Puleo
                                                Telephone No.: (561) 912-8270
                                                Telecopier No.: (561) 912-8123

      If to the Trust Depositor:                Bluegreen Receivables Finance
                                                Corporation XI
                                                4950 Communication Avenue,
                                                Suite 900
                                                Boca Raton, Florida 33431
                                                Attn: Allan Herz
                                                Telephone No.: (561) 912-8210
                                                Telecopier No.: (561) 443-8743

      If to the Trust or the Owner Trustee:     Wilmington Trust Company
                                                Rodney Square North
                                                1100 North Market Street
                                                Wilmington, Delaware 19890-0001
                                                Attention: Corporate Trust
                                                Administration
                                                Telephone No.: (302) 636-6000
                                                Telecopier No.: (302) 636-4141
                                        with a copy (for so long as Bluegreen
                                        or an Affiliate thereof is the Servicer) to:

                                        Bluegreen Corporation
                                        4960 Conference Way North, Suite 100
                                        Boca Raton, Florida 33431
                                        Attn: Anthony Puleo
                                        Telephone No.: (561) 912-8270
                                        Telecopier No.: (561) 912-8123

    If to the Facility Administrator:   General Electric Capital Corporation
                                        500 West Monroe Street
                                        Chicago, Illinois 60661
                                        Attention: Bluegreen Asset Manager
                                        Telecopier No.: (312) 441-7924

                                        with a copy to:

                                        General Electric Capital Corporation
                                        500 West Monroe Street
                                        Chicago, Illinois 60661
                                        Attention: In-House Counsel
                                        Telecopier No.: (312) 441-7872

    If to the Back-Up Servicer:         Concord Servicing Corporation
                                        6560 North Scottsdale Road
                                        Suite G-100
                                        Scottsdale, Arizona 85253
                                        Attn: Frederick G. Pink, Esq.
                                        Telecopier No.: (480) 281-3141

    If to the Indenture Trustee
              or the Custodian:         U.S. Bank National Association
                                        1133 Rankin Street, Suite 100
                                        Attn:  Private Certifications/
                                               Bluegreen 2006-A
                                        St. Paul, Minnesota 55116
                                        Telecopier No.: 651-695-6102
                                        Telephone No.:  651-695-5896

    If to the Club Trustee:             4950 Communication Avenue, Suite 900
                                        Boca Raton, Florida 33431
                                        Attn: Anthony Puleo
                                        Telephone No.:  (561) 912-8270
                                        Telecopier No.: (561) 912-8123

      If to the Noteholders:              General Electric Capital Corporation
                                          500 West Monroe Street
                                          Chicago, Illinois 60661
                                          Attention: Bluegreen Asset Manager
                                          Telecopier No.: (312) 441-7924

                                          with a copy to:

                                          General Electric Capital Corporation
                                          500 West Monroe Street
                                          Chicago, Illinois 60661
                                          Attention: In-House Counsel
                                          Telecopier No.: (312) 441-7872

      Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

      Section 13.4. No Waiver; Remedies.

      No failure on the part of the Facility Administrator or the Indenture Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. To the extent permitted by law, the remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 13.5. Binding Effect.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      Section 13.6. Term of this Agreement.

      This Agreement, including, without limitation, the Servicer's, the Club Trustee's and the Trust Depositor's obligation to observe their respective covenants set forth in Article VI, shall remain in full force and effect until all Aggregate Outstandings have been indefeasibly paid in full and all commitments of the Noteholders to make any advances in respect of any Purchases hereunder shall have terminated; provided, however, that the provisions of
Section 13.9 and 13.10 shall be continuing and shall survive any termination of this Agreement.

      Section 13.7. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND

CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

      Section 13.8. WAIVER OF JURY TRIAL.

      TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

      Section 13.9. Costs, Expenses and Taxes.

            (a) Bluegreen and the Trust Depositor agree to pay or cause to be paid on demand all reasonable out-of-pocket costs and expenses of the Trust, the Indenture Trustee, the Facility Administrator or any Noteholder actually incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Trust, the Indenture Trustee, the Facility Administrator or any Noteholder with respect thereto and with respect to advising the Trust, the Indenture Trustee, the Facility Administrator or any Noteholder as to its respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and out-of-pocket expenses, if any (including reasonable counsel fees and expenses), incurred by the Trust, the Indenture Trustee, the Facility Administrator or any Noteholder in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

            (b) Bluegreen and the Trust Depositor, jointly and severally, agree to indemnify and hold the Trust, the Indenture Trustee, the Custodian, the Owner Trustee, the Facility Administrator, each Noteholder and each of their Affiliates, officers, directors, agents and employees (each an "Indemnified Party") harmless against any and all damages, claims, losses, penalties, fines, liabilities, fees, forfeitures, amounts paid in settlement, judgments, reasonable attorneys' fees and related litigation costs, fees and expenses (collectively, "Losses") which relate to or result from this Agreement and the other Transaction Documents including, without limitation: (a) any action taken by or on behalf of Bluegreen or the Trust Depositor relating to any Receivable or related Trust Asset which is not permitted by or pursuant to the terms of this Agreement or any other Transaction Document, (b) any illegal act or omission by Bluegreen or the Trust Depositor or any officer, director, agent or employee of Bluegreen or the Trust Depositor, (c) any act or omission constituting negligence or willful misconduct, or breach of fiduciary duty by Bluegreen, the Club Trustee or the Trust Depositor or any officer, director, agent or employee of Bluegreen or the Trust Depositor in connection with Bluegreen's, the Club Trustee's or the Trust Depositor's performance under this Agreement or the other Transaction Documents or any breach by Bluegreen, the Club Trustee or the Trust Depositor of any of its obligations under this Agreement or the other Transaction Documents, (d) any representation or warranty made by

      Bluegreen, the Club Trustee or the Trust Depositor under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by or on behalf of the Bluegreen or the Trust Depositor pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made, (e) any failure of Bluegreen or the Trust Depositor or any officer, director, agent or employee thereof to comply with any applicable Requirement of Law with respect to any Receivable or Contract related thereto or the nonconformity of any Receivable or Contract with any such Requirement of Law or any failure of any Seller to keep or perform any of its obligations with respect to any Contract, (f) the commingling by the Servicer or any of its Affiliates of Collections of Receivables at any time with other funds of the Servicer or its Affiliates, (g) any investigation, litigation or proceeding arising out of or relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby or thereby or (h) any environmental or products liability or similar claim arising out of or in connection with the rights or services that are the subject of any Receivable, the related Trust Assets or any Contract; provided, however that neither Bluegreen nor the Trust Depositor shall be required to indemnify an Indemnified Party for or be liable for the payment of any Losses resulting from the gross negligence or willful misconduct of such Indemnified Party; provided further, however, that nothing contained in this paragraph shall be construed to obligate Bluegreen or the Trust Depositor to indemnify an Indemnified Party with respect to Losses incurred as a result of the payment performance of the Receivables and related Trust Assets, any credit problems of any Obligors or in respect of Excluded Claims.

            (c) The Servicer agrees to indemnify and hold the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders and the Facility Administrator and all of their officers, directors and employees harmless against any and all Losses which result from: (a) any action taken by or on behalf of Bluegreen or its Affiliates as the Servicer relating to any Receivable or related Trust Asset which is not permitted by or pursuant to the terms of this Agreement, (b) any illegal act or omission by Bluegreen or its Affiliates as Servicer, or (c) any act or omission constituting gross negligence or willful misconduct by any officer, director, agent or employee of Bluegreen or its Affiliates as Servicer in connection with such party's performance under this Agreement.

      Section 13.10. No Bankruptcy Covenant.

      The parties hereto hereby covenant and agree that they will not institute against, or join any other Person in instituting against, the Trust, the Trust Depositor or the Club Trustee any involuntary Insolvency Proceedings or take any action in contemplation or furtherance thereof.

      Section 13.11. Protection of Ownership Interests of the Trust; Intent of Parties; Back-up Security Interest.

            (a) The Trust Depositor agrees that from time to time, at its expense, it will or will cause the Servicer to promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Trust may reasonably request, to perfect, protect or more fully evidence its ownership of and interest in the Trust Assets, or to enable the Trust to exercise and enforce its rights and remedies hereunder.

            (b) If the Trust Depositor or the Servicer fails to perform any of its obligations hereunder after ten (10) days' notice from the Trust, the Trust may (but shall not be required to) perform, or cause performance of, such obligation; and the Trust's costs and expenses incurred in connection therewith shall be payable by the Trust Depositor (if the Servicer that fails to so perform is the Trust Depositor or an Affiliate thereof) as provided in Section 12.9, as applicable. The Trust Depositor irrevocably authorizes the Trust and appoints the Trust as its attorney-in-fact to act on behalf of the Trust Depositor (i) to execute on behalf of the Trust Depositor as debtor and to file financing statements necessary or desirable in the Trust's sole discretion to perfect and to maintain the perfection and priority of the interest of the Trust in the Trust Assets and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Trust Assets as a financing statement in such offices as the Trust in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Trust in the Trust Assets.

      Section 13.12. Back-up Security Interest. It is the intention of the Sellers, the Trust Depositor and the Trust that the transactions contemplated by the Sale and Contribution Agreement and this Agreement constitute an irrevocable sale, assignment, conveyance, set-off and transfer of ownership of the Assets transferred thereunder and the Trust Assets transferred hereunder. Nevertheless, in the event a court of competent jurisdiction were to ever determine that the transactions contemplated by the Sale and Contribution Agreement and this Agreement were secured financings rather than "true sales", each Seller has granted the Trust Depositor in the Sale and Contribution Agreement and the Trust Depositor has granted (and hereby grants to) the Trust a "security interest" (the term security interest, as used throughout this Agreement, is used as defined in the UCC) in the Trust Assets being conveyed hereunder, which is enforceable in accordance with the UCC upon execution and delivery of this Agreement securing the repayment of the purchase price paid hereunder and the obligations and/or interests provided for in this Agreement and in the order and priorities, and subject to the other terms and conditions of this Agreement and the other Transaction Documents, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. Upon (i) the filing of UCC-1 financing statements naming the Trust as secured party/buyer, the Trust Depositor, as debtor/seller, and the Indenture Trustee, as assignee, and (ii) the Custodian, for the benefit of the Trust, taking possession of the Receivables and Receivables Files, the Trust shall have a first priority perfected security interest in the Trust Assets and Collections, subject only to Permitted Liens. All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Trust in the Trust Assets and Collections have been (or prior to the applicable Transfer Date will be) made. Upon (i) the filing of UCC-1 financing statements naming the Indenture Trustee as secured party and the Trust as debtor with respect to the Trust Assets and (ii) the Custodian, for the benefit of the Indenture Trustee, taking possession of the Receivables and Receivables Files and, in the case of Incremental Purchases or Substitute Assets on the applicable Incremental Transfer Date or Substitute Asset Transfer Date, as applicable, the Indenture Trustee shall have a first priority perfected security interest in the Trust Assets, subject only to Permitted Liens. Neither the Trust Depositor nor any Person claiming through or under Trust Depositor shall have any claim to or interest in any of the Trust Assets, except to the extent set forth in Sections 2.11(a) and (b), as applicable, and if, notwithstanding the expressed intention of the parties hereto, this Agreement constitutes the grant of a security interest (for collateral purposes) in such property, except for the interest of Trust Depositor in such property as a debtor for purposes of the UCC.

      Section 13.13. Execution in Counterparts; Severability; Integration.

      This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

      Section 13.14. Further Assurances. The Trust agrees that it will cooperate with Bluegreen to facilitate the remarketing of Intervals and Vacation Points relating to a Defaulted Receivable pursuant to Section 6.3(r). Additionally, in the event Bluegreen is the "Servicer" hereunder, Bluegreen or the Club will be the exclusive "broker" of the Intervals or Vacation Points, as the case may be.

      Section 13.15. Savings Clause. Notwithstanding anything to the contrary stated herein, in the event Bluegreen is not acting as servicer hereunder, the covenants in Section 6.3 shall remain in full force and effect with respect to Bluegreen, and Bluegreen shall remain obligated to provide those Reports described in Article IX hereof which it is able to continue to provide.

      Section 13.16. Limitation of Liability of Owner Trustee and Indenture Trustee.

      (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Trust, and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by U.S. Bank National Association, not in its individual capacity but solely as Indenture Trustee, and in no event shall U.S. Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the Trust Assets.

                            [signature pages follow]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE TRUST DEPOSITOR:                 BLUEGREEN RECEIVABLES FINANCE
                                     CORPORATION XI

                                     By: ____________________________________
                                     Printed Name: Allan J. Herz
                                     Title:  President and Assistant Treasurer

THE SERVICER
AND BLUEGREEN:                       BLUEGREEN CORPORATION

                                     By: ___________________________________
                                     Printed Name: Anthony M. Puleo
                                     Title:  Senior Vice President, Chief
                                             Financial Officer and Treasurer

THE BACK-UP SERVICER:                CONCORD SERVICING CORPORATION

                                     By: ___________________________________
                                     Printed Name:__________________________
                                     Title: ________________________________

                 Signature Page to Sale and Servicing Agreement

THE TRUST:                       BXG RECEIVABLES OWNER TRUST 2006-A

                                 By: Wilmington Trust Company, not individually but solely as Owner Trustee

                                 By: _________________________________
                                 Printed Name:________________________
                                 Title: ______________________________

THE INDENTURE TRUSTEE
AND THE CUSTODIAN:               U.S. BANK NATIONAL
                                 ASSOCIATION

                                 By: _________________________________
                                 Printed Name: Tamara Schultz-Fugh
                                 Title:  Vice President

THE CLUB TRUSTEE:                VACATION TRUST, INC., for itself and as Club
                                 Trustee under the Club Trust Agreement

                                 By: _________________________________
                                 Printed Name:________________________
                                 Title: ______________________________

THE FACILITY ADMINISTRATOR:      GENERAL ELECTRIC CAPITAL
                                 CORPORATION

                                 By: _________________________________
                                 Printed Name:________________________
                                 Title: ______________________________

THE NOTEHOLDER:                  GENERAL ELECTRIC CAPITAL
                                 CORPORATION

                                 By: _________________________________
                                 Printed Name:________________________
                                 Title: ______________________________

                 Signature Page to Sale and Servicing Agreement

                                   SCHEDULE IA

                          CONDITION PRECEDENT DOCUMENTS

                            See attached closing list

                                  CLOSING LIST

                                 [see attached]

                                   SCHEDULE IB

                 LIST OF DELIVERIES FOR ALL PURCHASES/TRANSFERS

            To  the   Indenture   Trustee,   the   Custodian  and  the  Facility
            Administrator at least two (2) Business Days prior to the requested Transfer Date:

      1. A Request Notice (in the form of Exhibit A to the Sale and Servicing Agreement) listing all Receivables and related Trust Assets to be purchased.

      2. A computer diskette or magnetic tape which shall include, but not be limited to, the aging report relating to the Receivables and the related Trust Assets to be purchased in connection with the requested purchase and the FICO scores of the related Obligors from the applicable credit bureau.

      3. Title Report/Commitment and Mortgage Assignment (other than in respect of Aruba Receivables) (the form of Assignment attached as Exhibit I to the Sale and Servicing Agreement (with only such modifications to such form as are necessary to properly identify the collateral and to cause the document to be properly recorded)).

      4.  Such  additional   information  as  the  Facility   Administrator  may
reasonably require.

            To the Custodian at least five (5) Business Days prior to the requested Transfer Date:

      1. Originals of all Receivables and related Trust Assets and the Receivables File relating to each Receivable proposed to be purchased.

            To the Custodian at least two (2) Business Days prior to the requested Transfer Date:

      1. The Receivables Schedule (in the form of Exhibit A to the Custodial Agreement) listing all Receivables and related Trust Assets to be purchased.

      2. The form of Assignment attached as Exhibit H to the Sale and Servicing Agreement (with only such modifications to such form as are necessary to properly identify the collateral and to cause the document to be properly recorded), covering all of the Trust Assets to be sold in relation with such purchase except that copies of the recordable Mortgages and Assignments, to extent applicable, shall be satisfactory provided that recorded originals are delivered to the Custodian within sixty (60) days after the Transfer Date or as soon as practicable after received, all in forms approved by the Facility Administrator, with each Receivable endorsed with (i) an allonge in the form attached hereto as Exhibit M in respect of Receivables evidenced by notes and mortgages, or (ii) other appropriate form acceptable to the Facility Administrator.

      All documents to be delivered to the Facility Administrator should be sent to:

      Dawn Sparr
      Associate, VOF
      General Electric Capital Corporation
      500 West Monroe, Suite 1500
      Chicago, Illinois 60661
      Telephone No.: (312) 441-7188
      Telecopy No.:  (312) 441-7924

      All documents to be delivered to the Custodian should be sent to:

      U.S. Bank National Association
      180 East Fifth Street
      St.  Paul, Minnesota 55101
      Attn: Jade Gardner
      Telephone No.: (651) 244-0162
      Telecopy No.: (651) 244-3747

                                   SCHEDULE II

                                SERVICER REPORTS

                                  SCHEDULE III

                       LOCATIONS AND STATE OF ORGANIZATION

Bluegreen Corporation

State of Incorporation:                   Massachusetts
Chief Executive Office:                   4960 Conference Way North, Suite 100
                                          Boca Raton, Florida 33431
Organizational ID No.:                    030300793

Bluegreen Receivables Finance Corporation XI

State of Incorporation:                   Delaware
Chief Executive Office:                   4950 Communication Avenue, Suite 900
                                          Boca Raton, Florida 33431
Organizational ID No.:                    4100459

                                   SCHEDULE IV

                          LOCATION OF RECEIVABLE FILES

                               St. Paul, Minnesota

                                    EXHIBIT A

                             FORM OF REQUEST NOTICE

      I,   ______________________,   _______________  of  Bluegreen  Receivables
Finance Corporation XI (the "Trust Depositor"), hereby certify that, with respect to that certain Sale and Servicing Agreement among the Trust Depositor, the Trust, Bluegreen Corporation, the Club Trustee, the Back-up Servicer, the Facility Administrator, the Noteholders and the Indenture Trustee (the "Sale and Servicing Agreement"; all defined terms referenced in the Sale and Servicing Agreement to have the same meaning herein):

      The  Trust   Depositor   hereby   requests  that  an  [Initial   Purchase]
[Incremental Purchase] be made in accordance with the following terms:

            (a) The  aggregate  Cash Purchase  Price of such  Purchase  shall be
_________________.

            (b) The Transfer Date shall be __________________.

            (c) The Cutoff Date shall be __________________.

      The representations and warranties contained in Section 5.1 and, with respect to the Receivables to be purchased in this Asset Pool Portion, Section
5.2 of the Sale and Servicing Agreement, are true and correct as though made on the date hereof. The Trust Depositor represents and warrants that the conditions set forth in Sections 2.7 and 4.2 have been satisfied. The Trust Depositor has delivered or caused to be delivered to the Facility Administrator and the Indenture Trustee and the Custodian, as applicable, an updated List of Receivables, separately identifying thereon the Receivables in the Asset Pool Portion requested to be Purchased by virtue of this Request Notice, the Receivables Files, the original Notes and such other documents as may be required by and in accordance with the requirements of the Sale and Servicing Agreement.

      No event has occurred and is continuing, or would result from any Purchase occurring on the date hereof, which constitutes a Termination Event or Event of Default.

      Prior to giving effect to the Purchase:

      (A)   the aggregate Outstanding Amount is $_______; and

      (B) Funding Date Overcollateralization is $________ (consisting of the sum of (i) the sum of the product calculated for each Asset Pool Portion in the Asset Pool of (a) the Receivable Balance of all Eligible Receivables in each Asset Pool Portion as of the end of the most recent Collection Period multiplied by (b) the Credit Enhancement Factor applicable to each such Asset Pool Portion determined as of the applicable Transfer Date for each Asset Pool Portion plus (ii) at any time after the end of a Collection Period and prior to the next succeeding Payment Date, an amount equal to the Note Principal Distributable Amount to be made on the next succeeding Payment Date provided that the corresponding funds are in the Collection Account as certified in writing by the Servicer.)

      After giving effect to the Purchase:

      (C)   the Outstanding Amount will be $_______;

      (D) Funding Date Overcollateralization is $______________ (determined in paragraph B above plus the sum of the product of $____________, representing the Receivable Balance of all Eligible Receivables in this Purchase multiplied by _______________, representing the applicable Credit Enhancement Factor for this Purchase);

      (E)   the Outstanding Amount will not exceed the Note Purchase Limit; and

      (F)   the    Outstanding    Amount   will   not   exceed    Funding   Date
            Overcollateralization.

      The Cash Purchase Price for the Purchase should be delivered by wire transfer to [insert appropriate identifying account and reference number information].

      The Trust Depositor and the Servicer have each performed in all material respects all of their agreements and obligations contained in the Transaction Documents to be performed by such Person at or prior to the date hereof.

      No law, rule or regulation applicable to the Trust Depositor prohibits, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality applicable to the Trust Depositor prohibits or enjoins, the making of any Purchase to occur on the Transfer Date specified above.

      This is the _____ day of ______________.

                              BLUEGREEN RECEIVABLES FINANCE
                              CORPORATION XI

                              By: _______________________________
                              Printed Name: _____________________
                              Title: ____________________________

                                    EXHIBIT B

                           FORM OF SUBSTITUTION NOTICE

      I,   ______________________,   _______________  of  Bluegreen  Receivables
Finance Corporation XI (the "Trust Depositor"), hereby certify that, with respect to that certain Sale and Servicing Agreement among the Trust Depositor, the Trust, Bluegreen Corporation, the Club Trustee, the Back-up Servicer, the Facility Administrator, the Noteholders and the Indenture Trustee (the "Sale and Servicing Agreement"; all defined terms referenced in the Sale and Servicing Agreement to have the same meaning herein):

      The Trust Depositor hereby provides notice of [the substitution of Trust Assets][and][the Upgrade of Receivables] as follows:

      [Substitution

            (a)  The  aggregate   Receivable   Balance  of   Receivables   being
      substituted shall be $_________________.

            (b) The aggregate Receivable Balance of Eligible Receivables being transferred to the Trust shall be $_________________.

            (c) The Transfer Date shall be __________________.

            (d) The Cutoff Date shall be __________________.

            (e) Transfer Deposit Amount shall be $______________.]

      [Upgrade

            (a) The aggregate Receivable Balance of Pre-Upgrade Receivables shall be $_________________.

            (b) The aggregate  Receivable Balance of Eligible  Receivables which
      are  Upgrade   Receivables   being  transferred  to  the  Trust  shall  be
      $_________________.

            (c) The aggregate Receivable Balance of Eligible Receivables which are not Upgrade Receivables being transferred to the Trust shall be $_________________.

            (d) The Transfer Date shall be __________________.

            (e) The Cutoff Date shall be __________________.

            (f) Excess of Receivable Balance of Pre-Upgrade Receivables over Receivable Balance of Eligible Receivables transferred in respect thereof $_________________, which excess shall be deposited into the Collection Account on the Transfer Date.]

      The representations and warranties contained in Section 5.1 and, with respect to the Receivables to be transferred on the Transfer Date, Section 5.2 of the Sale and Servicing Agreement, are true and correct as though made on the date hereof. The Trust Depositor represents and warrants that the conditions set forth in Sections 2.7, 2.13 and 4.2 of the Sale and Servicing Agreement, as applicable, have been satisfied. The Trust Depositor has delivered or caused to be delivered to the Facility Administrator and the Indenture Trustee and the Custodian, as applicable, an updated List of Receivables, the Receivables File, the original Note and such other documents as may be required by and in accordance with the requirements of the Sale and Servicing Agreement.

      No event has occurred and is continuing, or would result from any Transfer occurring on the date hereof or on the Transfer Date, which constitutes a Termination Event or Event of Default. [The Trust Depositor hereby certifies that the Transfer Deposit Amount in connection with such Substitute Assets will be deposited into the Collection Account in accordance with Section 2.7 of the Sale and Servicing Agreement on the Transfer Date.] [The Trust Depositor hereby certifies that cash will be deposited into the Collection Account on the Transfer Date in accordance with Section 2.13 of the Sale and Servicing
Agreement to the extent the Receivable Balance(s) of Upgrade Receivables transferred on the Transfer Date are less than the Receivable Balance(s) of Pre-Upgrade Receivables.] With respect to Upgrade Receivables, the Trust Depositor represents and warrants that it has used its best efforts to cause each Pre-Upgrade Receivable to be replaced with an Upgrade Receivable in respect of the same Obligor and then, to the extent not possible, to be replaced with another Upgrade Receivable.

      The Trust Depositor and the Servicer have each performed in all material respects all of their agreements and obligations contained in the Transaction Documents to be performed by such Person at or prior to the date hereof.

      No law, rule or regulation applicable to the Trust Depositor prohibits, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality applicable to the Trust Depositor prohibits or enjoins, the making of any Transfer to occur on the Transfer Date specified above.

      This is the _____ day of ______________.

                            BLUEGREEN RECEIVABLES FINANCE
                            CORPORATION XI

                            By: ________________________________
                            Printed Name: ______________________
                            Title: _____________________________

                                    EXHIBIT C

                            LIST OF ELIGIBLE RESORTS

1.   Orlando's Sunshine Resort Condominium
2.   Orlando's Sunshine Resort II Condominium
3.   Shenandoah Crossing Farm & Country Club
4.   The Timbers at Christmas Mountain
5.   The Villas at Christmas Mountain
6.   Christmas Mountain Campground
7.   The Resort at World Golf Village Condominium
8.   Shore Crest Vacation Villas II Horizontal Property Regime
9.   Harbour Lights Resort Horizontal Property Regime
10.  Lodge Alley Inn Horizontal Property Regime
11.  The Falls Village Resort , a Condominium
12.  MountainLoft Resort, a Condominium
13.  Laurel Crest Resort, a Condominium
14.  Solara Surfside Condominium
15.  Mountain Run at Boyne
16.  La Cabana Beach & Racquet Club
17.  Grande Villas at World Golf Village Condominium
18.  Casa del Mar Beach Resort, a Condominium
19.  BG Fountains Condominium
20.  BG Daytona Seabreeze Condominium
21.  Hammocks at Marathon Condominium
22.  The Suites at Hershey Condominium

                                    EXHIBIT D

                            FORM OF NOTICE OF WAIVER

      Bluegreen Corporation hereby irrevocably waives its right to exercise the Servicer Purchaser Option with respect to those certain Defaulted Receivables identified on the list attached hereto and incorporated herein by this reference. The capitalized terms used herein shall have the meanings ascribed thereto in the Definitions Annex to that certain Sale and Servicing Agreement dated as of March 13, 2006 by and among the Trust Depositor, the Trust, Bluegreen Corporation, the Club Trustee, the Back-up Servicer, the Facility Administrator, the Noteholders and the Indenture Trustee.

      IN WITNESS WHEREOF, this Notice of Waiver has been executed by the undersigned and is effective as of the _____ day of __________, 20__.

                                          BLUEGREEN CORPORATION

                                          By: _______________________________
                                          Printed Name: _____________________
                                          Title: ____________________________

                          LIST OF DEFAULTED RECEIVABLES

                     [Insert list of Defaulted Receivables]

                                    EXHIBIT E

                              CLUB TRUST AGREEMENT

                                  See attached.

                                    EXHIBIT F

                 TRUST DEPOSITOR'S CERTIFICATE OF INCORPORATION

                                  See attached.

                                    EXHIBIT G

                     FORM OF SERVICING OFFICER'S CERTIFICATE

      I, ______________________,  the duly elected and acting _______________ of
Bluegreen Corporation (the "Servicer"), hereby certify that, with respect to that certain Sale and Servicing Agreement among the Trust Depositor, the Trust, Bluegreen Corporation, the Club Trustee, the Back-up Servicer, the Facility Administrator, the Noteholders and the Indenture Trustee (the "Sale and Servicing Agreement"; all defined terms referenced in the Sale and Servicing Agreement to have the same meaning herein):

      (i) Attached hereto are the Reports  required to be delivered  pursuant to
Article IX of the Sale and Servicing Agreement and such Reports are true and accurate copies thereof

      (ii) No Servicer Termination Event or event that with notice or lapse of time or both would become a Servicer Termination Event has occurred [or if such event has occurred and is continuing, specifying the event and its status:
__________________________________

____________________________________________________________________

_________________________________________].

                             BLUEGREEN CORPORATION

                             By: _________________________

                             Name:________________________

                             Title:_______________________

                                    EXHIBIT H

                             FORM OF SALE ASSIGNMENT

      In accordance with the Sale and Servicing Agreement (the "Agreement") dated as of March 13, 2006 made by and among the undersigned, as seller thereunder ("Trust Depositor"), BXG Receivables Owner Trust 2006-A ("Trust"), and others, the undersigned does hereby sell, transfer, assign, set over and otherwise absolutely convey to Trust all its right, title and interest in and to:

      (i) all Receivables (including Substitute Receivables) conveyed or being conveyed to the Trust hereunder and specified on the List of Receivables (or List of Substitute Receivables) delivered to the Facility Administrator and the Custodian, and all payments of interest and principal, other Collections thereon and monies received, due or to become due in payment of such Receivables after the Cutoff Date;

      (ii) the Mortgages and any other instruments, documents and rights securing such Receivables, if applicable, including, without limitation, all "Owner Beneficiary Rights" under the Club Trust Agreement in respect of such Receivables and all of the undersigned's rights or interest in all other property (personal or other), if any, the sale of which gave rise to the Receivables;

      (iii) the Receivables Files;

      (iv) all payments made or to be made after the Cutoff Date with respect to such Receivables or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Receivables, if any;

      (v) all Insurance Proceeds with respect to any such Receivables, if applicable;

      (vi) all rights of the Trust Depositor under the Sale and Contribution Agreement including but not limited to all rights with respect to the Receivables, including, without limitation, in respect of the obligation of the Sellers to repurchase or replace Receivables under certain circumstances as specified therein;

      (vii) the Trust Accounts and all Trust Account Property;

      (viii) each Assignment; and

      (ix) all income from and proceeds of the foregoing (the property in clauses (i)-(viii), being the "Trust Assets").

      This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned specified in
Article V of the Agreement and no others. Capitalized terms used in this Assignment and not defined shall have the same meanings as such terms would have if used in the Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this _____ day of ______, ____.

                                        BLUEGREEN RECEIVABLES FINANCE
                                        CORPORATION XI

                                        By:____________________________________
                                             Printed Name:_____________________
                                             Title:____________________________

                                        Accepted:

                                        BXG RECEIVABLES OWNER TRUST 2006-A


                                        By:____________________________________
                                             Printed Name:_____________________
                                             Title:____________________________

                                    EXHIBIT I

                          FORM OF MORTGAGE ASSIGNMENTS

                                    EXHIBIT J

                               COLLECTION POLICIES

                                  See attached.

                                    EXHIBIT K

                                    RESERVED

                                   EXHIBIT L-1

                               FORMS OF CONTRACTS

                                   EXHIBIT L-2

                               FORMS OF MORTGAGES

                                    EXHIBIT M

                                 FORM OF ALLONGE

      [If purchase and finance agreements are "instruments"] [The foregoing note or instrument shall be and is hereby endorsed as follows with respect to Aruba
Receivables:

      This Allonge is attached to and made a part of the following note or instrument:

            "Pay to the order of Bluegreen Corporation, without recourse, representation or warranty."

                                    Bluegreen Properties N.V.

                                    By:___________________________
                                    Name:_________________________
                                    Its:__________________________

      The foregoing endorsement shall have the same effect as though it were written directly on the note or instrument identified above.]

--------------------------------------------------------------------------------

      The foregoing note or instrument shall be and is hereby endorsed as follows with respect to the Sale and Contribution Agreement:

      This Allonge is attached to and made a part of the following note or instrument:

            "Pay to the order of Bluegreen Receivables Finance Corporation XI, without recourse, representation or warranty except as provided in the Sale and Contribution Agreement."

                                    Bluegreen Corporation

                                    By:___________________________
                                    Name:_________________________
                                    Its:__________________________

      The foregoing endorsement shall have the same effect as though it were written directly on the note or instrument identified above.

--------------------------------------------------------------------------------

      The foregoing note or instrument shall be and is hereby endorsed as follows with respect to the Sale and Servicing Agreement:

            "Pay to the order of BXG Receivables Owner Trust 2006-A, without recourse, representation or warranty except as provided in the Sale and Servicing Agreement."

                                    Bluegreen Receivables Finance Corporation XI

                                    By:___________________________
                                    Name:_________________________
                                    Its:__________________________

            The foregoing endorsement shall have the same effect as though it were written directly on the note or instrument identified above.

--------------------------------------------------------------------------------

      The foregoing note or instrument shall be and is hereby endorsed as follows with respect to the Indenture:

                     "Pay  to  the   order  of   ____________________,   without
           recourse, representation or warranty except as provided in the Indenture."

                                    BXG Receivables Owner Trust 2006-A

                                    By:___________________________
                                    Name:_________________________
                                    Its:__________________________

            The foregoing endorsement shall have the same effect as though it were written directly on the note or instrument identified above.

                                    EXHIBIT N

                       FORM OF NOTICE (ARUBA RECEIVABLES)